BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                                            (212) 272-2000

--------------------------------------------------------------------------------




New Issue Computational Materials
---------------------------------


$[792,898,000] (Approximate)

Luminent Mortgage Trust 2006-7
Mortgage Pass-Through Certificates, Series 2006-7


[GRAPHIC OMITTED][GRAPHIC OMITTED]

Luminent Mortgage Capital, Inc.
Sponsor

Lares Asset Securitization, Inc.
Depositor



December [18], 2006















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 2 of 88
--------------------------------------------------------------------------------

STATEMENT REGARDING FREE WRITING PROSPECTUS
-------------------------------------------

The issuer has filed a registration statement (File No. 333-131328) (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and will be superseded by the definitive free writing prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.














--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 3 of 88
--------------------------------------------------------------------------------

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 4 of 88
--------------------------------------------------------------------------------
                          $[792,898,000] (Approximate)
                         Luminent Mortgage Trust 2006-7
                                     Issuer
                Mortgage Pass-Through Certificates, Series 2006-7
                        Lares Asset Securitization, Inc.
                                    Depositor
                     Wells Fargo Bank, National Association
                                 Master Servicer
                       HSBC Bank USA, National Association
                                     Trustee

Characteristics of the Certificates (1) (2) (3)

                                                                                                                           Last
                   Original      Expected      Credit                                               WAL      Principal    Scheduled
                  Principal       Ratings    Enhancement                                           to call    Window    Distribution
Class            Balance (1)      (Mdy's/      (%)(4)       Coupon          Certificate Type      (years)(2)   (mos.)       Date(6)
                                 S&P/Fitch)                                                                     (2)

                                                      Offered Certificates

I-A-1            $236,778,000    ---/AAA/AAA    12.80%     Floating (3)(5)     Senior                3.11     1-96     December 2036
I-A-2             $27,153,000    ---/AAA/AAA     2.80%     Floating (3)(5)   Senior Support          3.11     1-96     December 2036
I-B-1              $2,580,000    ---/AA/AA       1.85%     Floating (3)(5)     Subordinate           5.27    37-96     December 2036
I-B-2              $1,358,000    ---/A/A         1.35%     Floating (3)(5)     Subordinate           5.20    37.96     December 2036
I-B-3              $1,358,000    ---/BBB/BBB     0.85%     Floating (3)(5)     Subordinate           4.85    37-85     December 2036
I-B-4              $1,358,000  ----/BBB-BBB-     0.35%     Floating (3)(5)     Subordinate           3.86    37-66     December 2036
Total Group I
Certificates    $270,585,000
II-A-1          $293,107,000      Aaa/AAA/---   44.50%     Floating (3)(5)    Super Senior           3.31     1-102    December 2036
II-A-2          $146,553,000      Aaa/AAA/      16.75%     Floating (3)(5)  Level 1 Senior Support   3.31     1-102    December 2036
II-A-3           $48,851,000      Aaa/AAA/       7.50%     Floating (3)(5)  Level 2 Senior Support   3.31     1-102    December 2036
II-B-1           $12,411,000      Aa1/AA+/---    5.15%     Floating (3)(5)     Subordinate           6.17    45-102    December 2036
II-B-2            $5,281,000      Aa2/AA/---     4.15%     Floating (3)(5)     Subordinate           6.17    45-102    December 2036
II-B-3            $2,905,000      Aa3/AA-/---    3.60%     Floating (3)(5)     Subordinate           6.16    45-102    December 2036
II-B-4            %2,641,000      A1/A+/---      3.10%     Floating (3)(5)     Subordinate           6.16    45-102    December 2036
II-B-5            $2,641,000      A2//A/---      2.60%     Floating (3)(5)     Subordinate           6.16    45-102    December 2036
II-B-6            $2,641,000      A3/A-/---      2.10%     Floating (3)(5)     Subordinate           6.11    45-102    December 2036
II-B-7            $2,641,000    Baal/BBB+---     1.60%     Floating (3)(5)     Subordinate           5.92    45-95     December 2036
II-B-8            $2,641,000    Baa2/BBB/---     1.10%     Floating (3)(5)     Subordinate           5.58    45-84     December 2036
Total Group II
Certificates    $522,313,000
------------------------------------------------------------------------------------------------------------------------------------

                            Non-Offered Certificates

  Class I-C-1
  Class I-C-2
   Class I-P
   Class II-C
   Class II-F
   Class II-P
    Class R
   Class R-X









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 5 of 88
--------------------------------------------------------------------------------


Notes:

(1) The original principal balance of the Group I Certificates and the Group II Certificates are approximate and subject to a variance of +/- 10%.
(2) The Certificates are priced to the 10% optional clean-up call and based on the pricing prepayment speed described herein.
(3) Offered Certificates will settle flat and accrue interest on an actual/360 basis.
(4) Credit Enhancement for the Group I Certificates will consist of excess spread, overcollateralization, subordination, Swap Agreement and Cap Agreement. Credit Enhancement for the Group II Certificates will consist of excess spread, overcollateralization and subordination as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial overcollateralization amount for the Group I Mortgage Loans will equal approximately [0.35]% as of the Cut-off Date; the initial overcollateralization amount for the Group II Mortgage Loans will equal approximately [1.10]%.
(5) The Offered Certificates will bear interest at a pass-through rate equal to the least of (i) one month LIBOR plus the related margin, (ii) 10.50% per annum and (iii) the related net rate cap. After the first possible optional termination date, the related margin for the Class I-A and Class II-A Certificates will increase by 2 times the original margin; the related margin for the Class I-B and Class II-B Certificates will increase by 1.5 times the original margin.
(6) The legal final maturity date for the Group I Offered Certificates is the month after the month in which the latest maturity mortgage loan matures. The legal final maturity date for the Group II Certificates is the Distribution Date occurring in [December] 2036. It is intended that the amounts deposited in a final maturity reserve account, which may be funded by diverting cashflow into a final maturity reserve account, will be sufficient to retire the Group II Offered Certificates on the legal final maturity date, even though the outstanding principal balance of the Mortgage Loans having a remaining term to maturity of greater than 360 months have not been reduced to zero on the legal final maturity date. The actual legal final maturity date for each of the Offered Certificates may be earlier, and could be substantially earlier, than the Distribution Date in [December] 2036. In any case, the method used to fund the final maturity reserve account will be acceptable to the rating agencies.



























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 6 of 88
--------------------------------------------------------------------------------

COLLATERAL SUMMARY: GROUP I MORTGAGE LOANS
------------------------------------------

                                                                                                 Minimum               Maximum
Scheduled Principal Balance                         $271,534,418                                 $32,651            $3,347,500
Average Stated Principal Balance                        $463,369
Number of Mortgage Loans                                     586

Weighted Average Mortgage Rate                            6.777%                                  5.250%                8.750%
Weighted Average FICO Score                                  732                                     624                   818
Weighted Average Original LTV                             74.27%                                  21.74%                95.83%

Weighted Average Original Term (Months)                      360                                     360                   360
Weighted Average Stated Remaining Term
(Months)                                                     357                                     334                   359
Weighted Average Seasoning (Months)                            3                                       1                    26

Weighted Average Gross Margin                             2.580%                                  2.250%                3.000%
Weighted Average Minimum Interest Rate                    2.582%                                  2.250%                3.000%
Weighted Average Maximum Interest Rate                   12.660%                                 10.250%               14.375%
Weighted Average Cap at 1st Interest
Adjustment Date                                           4.777%                                  2.000%                6.000%
Weighted Average Period Cap (per annum)                   1.478%                                  1.000%                2.000%
Weighted Average Months to Roll (Months)                      50                                      29                    83

Latest Maturity Date                                  11/01/2036
Maximum Zip Code Concentration                             1.23%
                                                                          Full/Alternative                              19.78%
ARM                                                      100.00%          No Income/No Assets                            5.23%
                                                                          No Ratio                                       7.71%
6 Month LIBOR                                             95.58%          Stated Income                                 66.58%
1 Year LIBOR                                               4.42%          Stated/Stated                                  0.69%

Interest Only Loans                                       93.70%          Cash Out Refinance                            31.42%
                                                                          Purchase                                      52.33%
First Lien                                               100.00%          Rate/Term Refinance                           16.24%

Prepay Penalty: 12 months; "Hard"                          2.63%          2-4 Family                                     2.11%
Prepay Penalty: 12 months; "Soft"                          0.88%          Condominium                                    6.86%
Prepay Penalty: 24 months; "Hard"                          0.00%          PUD                                           32.62%
Prepay Penalty: 24 months; "Soft"                          0.00%          Single Family                                 58.41%
Prepay Penalty: 36 months; "Hard"                          2.16%
Prepay Penalty: 36 months; "Soft"                         12.30%          Investor                                       8.82%
Prepay Penalty: Other; "Soft"                              4.73%          Owner Occupied                                83.85%
Prepay Penalty: No Prepay                                 77.30%          Second Home                                    7.33%


                                                                          Top 5 States:
                                                                          California                                    43.69%
                                                                          Florida                                        8.02%
                                                                          Arizona                                        7.43%
                                                                          Washington                                     5.45%
                                                                          Maryland                                       4.81%




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 7 of 88


COLLATERAL SUMMARY: GROUP II MORTGAGE LOANS
-------------------------------------------

                                                                                              Minimum               Maximum
Scheduled Principal Balance                      $528,120,483                                $ 55,416           $ 2,476,964
Average Stated Principal Balance                     $375,886
Number of Mortgage Loans                                1,405

Weighted Average Mortgage Rate                         8.216%                                  1.750%                9.518%
Weighted Average FICO Score                               712                                     620                   819
Weighted Average Original LTV                          76.56%                                  12.50%                97.61%

Weighted Average Original Term (Months)                   426                                     360                   480
Weighted Average Stated Remaining Term
(Months)                                                  423                                     346                   478
Weighted Average Seasoning (Months)                         3                                       2                    14

Weighted Average Gross Margin                          3.462%                                  2.170%                4.760%
Weighted Average Minimum Interest Rate                 3.463%                                  2.350%                4.760%
Weighted Average Maximum Interest Rate                10.092%                                  9.950%               10.550%
Weighted Average Cap at 1st Interest
Adjustment Date                                           N/A
Weighted Average Period Cap (per annum)                   N/A
Weighted Average Months to Roll (Months)                    1                                       1                     1

Latest Maturity Date                               10/01/2046
Maximum Zip Code Concentration                          0.69%
                                                                      Full/Alternative                               14.16%
ARM                                                   100.00%         Limited                                        21.92%
MTA No Neg Am                                           0.21%         Stated Income                                  52.09%
MTA Neg Am                                             99.79%         Stated/Stated                                  11.83%

                                                                      Cash Out Refinance                             59.49%
                                                                      Purchase                                       25.54%
                                                                      Rate/Term Refinance                            14.97%
First Lien                                            100.00%
                                                                      2-4 Family                                      6.37%
Prepay Penalty: 12 months; "Hard"                      30.77%         Condominium                                    11.92%
Prepay Penalty: 12 months; "Soft"                       0.02%         PUD                                            23.04%
Prepay Penalty: 24 months; "Hard"                       8.56%         Single Family                                  58.44%
Prepay Penalty: 24 months; "Soft"                       0.00%         CO-OP                                           0.23%
Prepay Penalty: 36 months; "Hard"                      43.31%
Prepay Penalty: 36 months; "Soft"                       2.20%         Investor                                       17.07%
Prepay Penalty: No Prepay                              15.13%         Owner Occupied                                 75.94%
                                                                      Second Home                                     6.99%


                                                                      Top 5 States:
                                                                      California                                     47.17%
                                                                      Florida                                        16.67%
                                                                      Virginia                                        5.07%
                                                                      Arizona                                         4.14%
                                                                      Washington                                      3.51%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 8 of 88


GROUP I MORTGAGE LOANS:
-----------------------

Substantially all of the Group I Mortgage Loans have an initial fixed-rate period of three, five and seven years. After the fixed rate period, if any, the interest rate on each Group I Mortgage Loan will be adjusted semi-annually based on Six-Month LIBOR or annually based on One-Year LIBOR, to equal the related index plus a fixed percentage set forth or computed in accordance with the related note, subject to rounding and to certain other limitations, including an initial cap, a subsequent periodic cap on each adjustment date and a maximum lifetime mortgage rate.


GROUP II MORTGAGE LOANS:
------------------------

99.79% of the Group II Mortgage Loans have a negative amortization feature, under which accrued interest on a mortgage loan will be deferred and added to the principal balance of that mortgage loan if the minimum monthly payment on such mortgage loan on its interest payment date is less than the amount of accrued interest due on that mortgage loan on that payment date.

While the interest rate on each Group II Mortgage Loan will adjust monthly (with respect to certain of the Group II Mortgage Loans, after a period of up to 12 months after origination during which the related mortgage rate is fixed), the minimum monthly payment due on the Group II Mortgage Loans generally will only adjust annually. After a fixed payment period of two years or five years if applicable, on each annual payment adjustment date, the minimum monthly payment due on such Group II Mortgage Loans will be reset to fully amortize such Group II Mortgage Loans over its remaining term to maturity, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment on such Group II Mortgage Loans prior to such adjustment, (ii) as of the fifth anniversary of the first due date with respect to such Group II Mortgage loans, and on every fifth anniversary thereafter, and if stated in the related mortgage note, on the last payment date prior to the related mortgage loan's scheduled maturity date, the minimum monthly payment on the related Group II Mortgage Loans will be reset without regard to the limitation described in clause (i) above, and (iii) if the unpaid principal balance on such mortgage loan exceeds 110%, 115%, or 125% as the case may be, of the original principal balance on such Group II Mortgage Loans due to deferred interest having been added to the principal balance of such Group II Mortgage Loans, then the monthly payment on such Group II Mortgage Loans will be reset on that payment date without regard to the limitation described in clause (i) above to amortize fully the then unpaid principal balance of such Group II Mortgage Loans over its remaining term to maturity.

The Group II Mortgage Loans will be adjusted annually based on One-Year MTA.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Trust:                               Mortgage Pass-Through Certificates, Series 2006-7.

Depositor:                           Lares Asset Securitization, Inc.

Sponsor:                             Luminent Mortgage Capital, Inc.

Servicer:                            Approximately  [46.6]%  of the Group I  Mortgage  Loans  will be  serviced  by Aurora  Loan
                                     Services,  LLC.  Approximately  [32.2]% of the Group I Mortgage  Loans will be  serviced by
                                     National  City  Mortgage Co.  Approximately  [21.2]% of the Group I Mortgage  Loans will be serviced  by  GreenPoint  Mortgage  Funding,  Inc.  Approximately  [74.4]%  of the Group II
                                     Mortgage Loans will be serviced by American Home Mortgage  Servicing,  Inc..  Approximately
                                     [25.6]% of the Group II Mortgage Loans will be serviced by IndyMac Bank FSB.

Originators:                         Approximately  [46.6]% of the Group I Mortgage  Loans were  originated  by Lehman  Brothers
                                     Bank,  FSB.  Approximately  [32.2]%  of the  Group I  Mortgage  Loans  were  originated  by
                                     National  City  Mortgage  Co.  Approximately  [21.2]%  of the Group I  Mortgage  Loans were originated by  GreenPoint  Mortgage  Funding,  Inc.  Approximately  [74.4]% of the Group II
                                     Mortgage  Loans were  originated by American Home Mortgage Corp.  Approximately  [25.6]% of
                                     the Group II Mortgage Loans were originated by IndyMac Bank, FSB.

Master Servicer/Securities
Administrator/Custodian:             Wells Fargo Bank, N.A.

Lead Manager:                        Bear, Stearns & Co. Inc.

Co-Manager:                          Barclays Capital Inc.

Trustee:                             HSBC Bank USA, National Association.

Swap Provider:                       [Bear  Stearns  Financial  Products].  The Swap  Provider  will be  rated  at least  "A" by
                                     Standard and Poor's and at least "A" by Fitch Ratings.

Cap Provider(s):                     [Bear  Stearns  Financial  Products].  The Cap  Provider  will be  rated  at  least  "A" by
                                     Standard and Poor's and at least "A" by Fitch Ratings.

Lender-Paid Mortgage
Insurance Provider:                  Triad Guaranty Insurance Corporation ("TGIC").

Supplemental Interest Trust
Trustee:                             [Wells Fargo Bank, NA].

Cut-off Date:                        December 1, 2006.

Expected Pricing Date:               December [20], 2006.

Expected Closing Date:               December [22], 2006.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Page 10 of 88
--------------------------------------------------------------------------------


Rating Agencies:                     Standard & Poor's ("S&P"),  Moody's Investors Service,  Inc.  ("Moody's") and Fitch Ratings
                                     ("Fitch").  The  Group I  Certificates  will  be  rated  by S&P and  Fitch.  The  Group  II
                                     Certificates will be rated Moody's and S&P.

Group I
Offered Certificates:                The Class  I-A-1 and Class  I-A-2  Certificates  will  represent  interests  in the Group I
                                     Mortgage  Loans and the Class  I-A-1 and Class  I-A-2  Certificates  will be referred to as the Class I-A Certificates.

                                     The  Class  I-B-1,  Class  I-B-2,  Class  I-B-3  and  Class  I-B-4  Certificates  will each represent  subordinated  interests in the Group I Mortgage Loans and will be referred to as the Class I-B Certificates.

                                     The  Class I-A  Certificates  and the Class I-B  Certificates  will be  referred  to as the
                                     Group I Offered Certificates.

Group II
Offered Certificates:                The Class II-A-1,  Class II-A-2 and Class II-A-3  Certificates will represent  interests in the  Group  II  Mortgage  Loans  and the  Class  II-A-1,  Class  II-A-2  and  Class  II-A-3
                                     Certificates will be referred to as the Class II-A Certificates.

                                     The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5, Class II-B-6,
                                     Class II-B-7 and Class II-B-8  Certificates will each represent  subordinated  interests in the Group II Mortgage Loans and will be referred to as the Class II-B Certificates.

                                     The Class II-A  Certificates  and the Class II-B  Certificates  will be  referred to as the
                                     Group II Offered Certificates.

                                     The Class I-A  Certificates  and the Class II-A  Certificates  will be  referred  to as the
                                     Class A Certificates.  The Class I-B Certificates and the Class II-B  Certificates  will be referred to as the Class B Certificates.

                                     The Group I Offered  Certificates  and the Group II Offered  Certificates  will be referred to as the Offered Certificates.





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


Non-Offered
Certificates:                        The Class I-C-1,  Class I-C-2,  Class II-C,  Class II-F, Class I-P, Class II-P, Class R and
                                     Class RX  Certificates  are not offered hereby and will be referred to as the  "Non-Offered
                                     Certificates."  The Group I Offered  Certificates,  the Group II Offered  Certificates  and
                                     the Non-Offered Certificates will be referred to herein as the "Certificates."

Registration:                        The trust will  issue the  offered  certificates  initially  in  book-entry  form.  Persons acquiring  interests in these offered  certificates  will hold their  beneficial  interests through The Depository Trust Company (DTC), in the United States,  or Clearstream  Banking,
                                     societe anonyme or the Euroclear System, in Europe.

Tax Status:                          One or more elections  will be made to treat the Mortgage Loans and certain  related assets as one or more real estate mortgage investment conduits for federal income tax purposes.

ERISA Eligibility:                   Subject  to  satisfaction  of certain  conditions,  the Group I Offered  Certificates,  are expected  to be  eligible  for  purchase  by or on behalf of an  employee  benefit  plan or arrangement,  including an  individual  retirement  account,  subject to Section 406 of the
                                     Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") or any federal,  state or local law ("Similar Law") which is substantially  similar to ERISA or the Code  (collectively,  a
                                     "Plan").  Prior to the  termination of the  Supplemental  Interest  Trust, a Plan must meet the  requirements  of an  investor-based  class  exemption  or a statutory  exemption to be eligible to purchase the Group I Offered Certificates.

                                     Subject  to  satisfaction  of  certain  conditions,  the  Group  II-A-1  Certificates,  are expected to be eligible  for  purchase by or on behalf of Plans.  Prior to the  termination of  the  Final  Maturity  Reserve  Account,  a  Plan  must  meet  the  requirements  of  an investor-based  class  exemption  or a statutory  exemption  to be eligible to purchase the
                                     Group  II-A-1  Certificates.  None of the  Group  II-A-2  Certificates,  the  Group  II-A-3
                                     Certificates  nor the Group II-B  Certificates  may be sold to Plans  unless such Plans are investing  through certain  insurance company general accounts and the purchase and holding of such certificates  satisfies the requirements of an  investor-based  class exemption for such insurance company general accounts.

                                     Plans  should  consult  with  their  legal  advisors   before   investing  in  the  Offered
                                     Certificates.






--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


SMMEA Treatment:                     The Class A, Class I-B,  Class  II-B-1,  Class  II-B-2 and Class II-B-3  Certificates  will constitute  "mortgage related  securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by a one of the Rating Agencies.

Denomination:                        For each class of  Offered  Certificates,  $100,000,  and in  multiples  of $1.00 in excess thereof.

Optional Termination:                At its  option,  the sponsor or its  designee  may  purchase  from the trust all of (i) the
                                     Group I Mortgage  Loans,  together  with any  properties  in respect  thereof  acquired  on behalf of the trust,  and thereby effect  termination  and early  retirement of the Group I
                                     Certificates  after the  stated  principal  balance  of the  Group I  Mortgage  Loans  (and properties  acquired in respect  thereof)  remaining  in the trust has been reduced to less than 10% of the stated  principal  balance of the Group I Mortgage  Loans as of the Cut-off
                                     Date and (ii) the  Group  II  Mortgage  Loans,  together  with any  properties  in  respect thereof  acquired  on  behalf  of the  trust,  and  thereby  effect  termination  and early retirement of the Group II  Certificates  after the stated  principal  balance of the Group
                                     II Mortgage Loans (and properties  acquired in respect thereof)  remaining in the trust has been  reduced to less than 10% of the  stated  principal  balance of the Group II  Mortgage
                                     Loans as of the Cut-off Date.

Distribution Date:                   The 25th day of each month,  or, if such day is not a business day, on the next  succeeding business day, beginning in January 2007.

Record Date:                         For each class of certificates  and for any  Distribution  Date, the business day preceding the applicable  Distribution  Date so long as the  certificates  remain in book-entry form.
                                     For  any  class  of  certificates  that  is no  longer  in  book-entry  form,  and  for any
                                     Distribution  Date,  the record date shall be the last business day of the month  preceding the month in which such Distribution Date occurs.

Delay Days:                          0 (zero) days for the Offered Certificates.

Determination Date:                  With  respect  to any  Distribution  Date  and the  Mortgage  Loans,  the  15th  day of the
                                     calendar  month in which such  Distribution  Date  occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

LIBOR Determination Date:            With respect to each class of Offered  Certificates and any  Distribution  Date, the second
                                     LIBOR  Business Day preceding the  commencement  of the related  Interest  Accrual  Period.
                                     LIBOR  Business  Day means a day on which  banks are open for  dealing in foreign  currency and exchange in London and New York City.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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
Due Period:                          With respect to any  Distribution  Date and a Mortgage Loan,  the period  commencing on the second day of the month  immediately  preceding the month in which such  Distribution  Date occurs (or the day  following  the  Cut-off  Date in respect of the first Due  Period)  and ending  at the close of  business  on the first  day of the  calendar  month in which  such
                                     Distribution Date occurs.

Prepayment Period:                   With respect to a Distribution  Date, the calendar  month  immediately  preceding the month in which such Distribution Date occurs.

Interest Accrual Period:             The interest  accrual  period for the  Certificates  will be the period  commencing  on the
                                     Distribution  Date in the month  preceding  the month in which a  Distribution  Date occurs
                                     (or the closing date, in the case of the first interest  accrual  period) and ending on the day  immediately  prior to such  Distribution  Date. All  distributions  of interest on the
                                     Offered  Certificates  will be based on a 360-day year and the actual number of days in the applicable  Interest Accrual Period.  The Offered  Certificates  will initially settle flat
                                     (no accrued interest).

Pass-Through Rates:                  The Offered  Certificates  will bear interest at a pass-through  rate equal to the least of
                                     (i)  one-month  LIBOR  plus the  related  margin,  , (ii)  10.50%  per  annum and (iii) the related Net Rate Cap.

Step-up Coupon:                      If the  related  Optional  Termination  is not  exercised  on the first  Distribution  Date following the  Distribution  Date on which it could have been exercised,  the margin on the
                                     Class A  Certificates  will  increase to 2.0 times their  related  initial  margins and the margins  on each of the Class B  Certificates  will  increase  to 1.5 times  their  related initial margins.

Principal and Interest Advances:     Each Servicer  will make cash  advances  with respect to  delinquent  payments of scheduled interest  and  principal  (or in the  case of the  Group II  Mortgage  Loans,  the  minimum payment) on the  Mortgage  Loans for which it acts as Servicer,  in general,  to the extent that such  Servicer  reasonably  believes that such cash advances can be repaid from future payments  on the  related  Mortgage  Loans.  If the  related  Servicer  fails  to make  any required advances, the Master Servicer may be obligated to do so.




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


Final Maturity                       For  the  Group  II  Mortgage  Loans  and  each   Distribution   Date  beginning  with  the
Reserve Amount:                      Distribution  Date in [January 2017,  the lesser of (a) the product of (i) 1.00%,  (ii) the aggregate  stated  principal  balance as of the  related  Due Date of the Group II Mortgage
                                     Loans with original terms to maturity in excess of 30 years and (iii)  one-twelfth  and (b)
                                     the excess of (i) the Final  Maturity  Reserve  Account Target for such  Distribution  Date over (ii) the amount on deposit in the Final Maturity  Reserve  Account  immediately  prior to such Distribution Date.

Final Maturity Reserve Rate:         For the Group II Mortgage  Loans, a fraction,  expressed as a percentage,  the numerator of which is equal to the  Final  Maturity  Reserve  Amount,  and the  denominator  of which is equal to the aggregate  stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period.

Final Maturity
Reserve Account:                     A trust account  established by the Securities  Administrator  for the deposit of the Final
                                     Maturity  Reserve Amount to be used to pay the Group II  Certificates on their Final Stated
                                     Maturity Date.

Final Maturity Reserve
Target:                              For any Distribution  Date beginning with the Distribution  Date in January 2016 the lesser of (a) the product of (i) the aggregate stated  principal  balance of the Group II Mortgage
                                     Loans with  original  terms to  maturity  in excess of 30 years as of the  related Due Date and (ii) a fraction,  the  numerator  of which is [1.00]% and the  denominator  of which is
                                     360 days and (b) $.

Group I Interest
Remittance Amount:                   For any  Distribution  Date, the amount of all interest  received in respect of the Group I
                                     Mortgage  Loans with  respect to the related Due Period less (i) the  Servicing  Fee,  (ii)
                                     the Master Servicing Fee, (iii) the Lender-Paid  Mortgage Insurance  Premium,  and (iv) any
                                     net swap payment or swap  termination  payment owed to the Swap Provider or cap termination payment  owed  to  the  Cap  Provider  (other  than  a  swap  termination  payment  or  cap termination  payment in the event that the Swap  Provider or Cap Provider,  as  applicable, is the  defaulting  party  or an  affected  party  under  the  Swap  Agreement  or the  Cap
                                     Agreement, as applicable).







--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Page 15 of 88
--------------------------------------------------------------------------------


Group II Interest
Remittance Amount:                   For any Distribution Date, the amount of all interest received in respect of the Group II  Mortgage  Loans  with  respect  to the  related  Due  Period  less (i) the
                                     Servicing Fee, (ii) the Master Servicing Fee and (iii) the Lender-Paid  Mortgage  Insurance
                                     Premium.  In  addition,  the Group II Interest  Remittance  Amount will be increased by the amount of any principal  collections  that otherwise  would have been included in the Group
                                     II  Principal  Remittance  Amount for such  Distribution  Date but that are  applied to the
                                     Group II Interest  Remittance  Amount in  accordance  with the  definition  of Group II Net
                                     Deferred Interest.

Group I Principal
Remittance Amount:                   For any  Distribution  Date,  (a) the sum of (i) the  principal  portion  of all  scheduled monthly  payments on the Group I Mortgage  Loans due on the related Due Date, to the extent received or advanced;  (ii) the  principal  portion of all proceeds of the  repurchase of a
                                     Group I Mortgage Loan (or, in the case of  substitution,  certain  amounts  representing  a principal  adjustment during the preceding  calendar month; and (iii) the principal portion of all other  unscheduled  collections  received  during the  preceding  calendar  month in respect of the related  Group I Mortgage  Loans,  including  full and partial  prepayments, the proceeds of any  repurchase of such Group I Mortgage  Loans,  liquidation  proceeds and insurance  proceeds,  in each case to the extent  applied as recoveries  of principal  less
                                     (b) any amounts  payable to the Swap Provider or the Cap Provider  (including  any net swap payment  and  any  swap  termination  payment  owed  to  the  Swap  Provider  and  any  cap termination  payment owed to the Cap  Provider  (other than a swap  termination  payment or cap  termination  payment  in  the  event  that  the  Swap  Provider  or Cap  Provider,  as applicable,  is the  defaulting  party or an affected party under the Swap Agreement or the
                                     Cap Agreement, as applicable)) not covered by the Interest Remittance Amount.

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
Group II Principal
Remittance Amount:                   For any Distribution  Date, the sum of (i) the principal  portion of all scheduled  monthly payments  on the  Group II  Mortgage  Loans due on the  related  Due  Date,  to the  extent received or advanced;  (ii) the  principal  portion of all proceeds of the  repurchase of a
                                     Group II Mortgage Loan (or, in the case of  substitution,  certain  amounts  representing a principal  adjustment)  during  the  preceding  calendar  month;  and (iii)  the  principal portion of all other unscheduled  collections  received during the preceding calendar month
                                     in  respect  of  the  related  Group  II  Mortgage   Loans,   including  full  and  partial
                                     prepayments,  the proceeds of any repurchase of such Group II Mortgage  Loans,  liquidation proceeds  and  insurance  proceeds,  in each case to the extent  applied as  recoveries  of principal.  In addition,  the Group II Principal  Remittance  Amount will be reduced by the amount of principal  collections  that  otherwise  would have been included in the Group II
                                     Principal  Remittance  Amount but which are  included in the Group II  Interest  Remittance
                                     Amount in accordance with the definition of Group II Allocated Net Deferred Interest.

Servicing Fee Rate:                  The Servicing  Fee Rate will be 0.250% per annum for the Group I Mortgage  Loans and 0.375%
                                     per annum for the Group II Mortgage Loans.

Master Servicing Fee Rate:           The Master  Servicing  Fee Rate will be 0.0135%  per annum (this  includes  the trustee fee and the custodian fee).

Lender-Paid PMI Fee Rate:            Each  Mortgage  Loan with a  loan-to-value  ratio in excess of 80% is  covered by a primary insurance  policy,  either paid by the  borrower or the lender.  In  addition,  the sponsor has  arranged  for  substantially  all of the  Mortgage  Loans with an LTV greater  than or equal to 75.00%  and less than or equal to 80.00% to be covered  by a  Lender-Paid  Primary
                                     Mortgage  Insurance  policies.  The premiums for such policies  will be payable  monthly by the Master  Servicer  out of  interest  collections  on the  related  Mortgage  Loans.  The
                                     Premium  Rate will be 0.360%  per annum for the  covered  Group I  Mortgage  Loans and will range from 0.450% to 0.480% per annum for the covered  Group II Mortgage  Loans,  plus tax, where applicable.

Group I Net Mortgage Rate:           With  respect to each Group I Mortgage  Loan,  the then  applicable  mortgage  rate thereon minus the sum of the  applicable  (i)  Servicing  Fee Rate,  (ii) the Master  Servicing Fee
                                     Rate, and (iii) the applicable PMI Premium Rate.

Group II Net Mortgage Rate:          With respect to each Group II Mortgage  Loan,  the then  applicable  mortgage  rate thereon minus the sum of the  applicable  (i)  Servicing  Fee Rate,  (ii) the Master  Servicing Fee
                                     Rate, and (iii) the applicable PMI Premium Rate.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


Group I Net Rate Cap:                With respect to the Group I Offered  Certificates and any Distribution  Date, the excess of
                                     (1) the weighted  average Group I Net Mortgage  Rate on the related Group I Mortgage  Loans as of the  last  day of the  ue  Period  (after  giving  effect  to  principal  prepayments received in the Prepayment  Period related to such  Distribution  Date) over (2) the sum of
                                     (i) a per annum  rate equal to the Net Swap  Payment  with  respect  to the Swap  Agreement payable to the Swap Provider on such  Distribution  Date,  divided by the stated  principal balance  of the  Group I  Mortgage  Loans  as of the last day of the  related  Due  Period, multiplied  by 12,  and (ii) a per annum rate equal to any Swap  Termination  Payment  with respect to the Swap  Agreement  not due to a Swap  Provider  Trigger  Event  payable to the
                                     Swap Provider on such  Distribution  Date,  divided by the stated principal  balance of the
                                     Group I Mortgage  Loans as of the last day of the  related Due  Period,  multiplied  by 12.
                                     The Group I Net Rate Cap will be adjusted to an effective  rate  reflecting  the accrual of interest on an actual/360 basis.

Group II Net Rate Cap:               With respect to the Group II Offered  Certificates  and any  Distribution  Date, the excess of (i) the weighted  average Group II Net Mortgage  Rate on the Group II Mortgage  Loans as
                                     of the related Due Period  (after giving  effect to principal  prepayments  received in the
                                     Prepayment  Period  related  to such  Distribution  Date)  over  (ii)  beginning  with  the
                                     Distribution Date in January 2017, the Final Maturity Reserve Rate.

Group II Allocated
Net Deferred Interest:               With respect to any Group II Offered  Certificate  as of any  Distribution  Date, an amount equal to the  product  of (1) the  difference,  if any  between  (a) the  lesser of (i) the related  Pass-Through  Rate for such Class,  without regard to the Group II Net Rate Cap on such  Distribution  Date and (ii) the Group II Net Rate Cap and (b) the  Group II  Adjusted
                                     Rate Cap for such  Distribution  Date,  and (2) the  Certificate  Principal  Balance of the
                                     Certificate immediately prior to such Distribution Date.

Group II Adjusted Rate
Cap:                                 With respect to any Group II Offered  Certificate  and any  Distribution  Date,  the sum of
                                     (i) the  Scheduled  Monthly  Payments  owed on the Group II Mortgage  Loans for the related
                                     Due Period less the related  servicing fees and (ii) the Actual Monthly  Payments  received with respect to the Group II Mortgage  Loans in excess of the Scheduled  Monthly  Payments, expressed as a per annum rate on the  aggregate  stated  principal  balance of the Group II
                                     Mortgage  Loans on the last day of the related Due Period,  and  adjusted to an actual /360 basis.





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 18 of 88
--------------------------------------------------------------------------------


Scheduled Monthly
Payments:                            For any Group II Mortgage  Loan and each Due Period,  the minimum  payment of principal and interest  due during  such Due Period on such  mortgage  loan which  either is payable by a mortgagor  in such  Due  Period  under  the  related  mortgage  note or in the  case of any mortgaged  property  acquired  through  foreclosure or deed in lieu of  foreclosure,  would otherwise have been payable under the related mortgage note.

Actual Monthly
Payments:                            For any  Group II  Mortgage  Loan and each Due  Period,  the  actual  monthly  payments  of principal and interest received or advanced during such month on such mortgage loan.

Group II Net Deferred
Interest:                            With respect to the Group II Mortgage  Loans and any  Distribution  Date,  the total amount of interest  that is deferred and added to the  principal  balance of any Group II Mortgage
                                     Loans  during the  related Due Period net of the amounts  included in clauses  (iii),  (ii)
                                     and (i) of the  Group II  Principal  Remittance  Amount,  in that  order,  available  to be distributed on the Group II Certificates on that Distribution Date.

Certificate
Principal Balance:                   With respect to any Certificate as of any Distribution  Date will equal such  Certificate's initial  principal  amount on the Closing  Date,  plus any related  Group II Allocated  Net
                                     Deferred  Interest  allocated  thereto  on  such  Distribution  Date  and on  any  previous
                                     Distribution  Date on account of any negative  amortization on the Group II Mortgage Loans, plus  any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of  such
                                     Certificate,  and  as  reduced  by  (1)  all  amounts  allocable  to  principal  previously distributed  with  respect  to such  Certificate,  and (2) any  Group  II  Realized  Losses allocated to such class on previous Distribution Dates.









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 19 of 88
--------------------------------------------------------------------------------


Credit Enhancement:                  Group I Certificates
                                     The Trust will  include  the  following  credit  enhancement  mechanisms,  each of which is intended  to provide  credit  support for some or all of the Group I  Certificates,  as the case may be:
                                     1)  Subordination
                                     2)  Overcollateralization
                                     3)  Excess Cashflow
                                     4)  Swap Agreement
                                     5)  Cap Agreement
                                     6)  Lender-Paid Primary Mortgage Insurance

                                     Group II Certificates
                                     The Trust will  include  the  following  credit  enhancement  mechanisms,  each of which is intended to provide  credit  support for some or all of the Group II  Certificates,  as the case may be:
                                     1)  Subordination
                                     2)  Overcollateralization
                                     3)  Excess Cashflow
                                     4)  Lender-Paid Primary Mortgage Insurance

Subordination:                       Group I Certificates
                                     The Class I-B  Certificates  will be  subordinate  to, and provide  credit support for, the
                                     Class  I-A  Certificates.  Among the Class  I-B  Certificates,  subordination  will rank in priority from highest to lowest in the following  order:  Class I-B-1,  Class I-B-2,  Class
                                     I-B-3 and Class I-B-4  Certificates,  with each subsequent  class providing  credit support for the prior class or classes, if any.

                                     Group II Certificates
                                     The Class II-B  Certificates  will be  subordinate  to, and provide credit support for, the
                                     Class II-A  Certificates.  Among the Class II-B  Certificates,  subordination  will rank in priority from highest to lowest in the following order: Class II-B-1,  Class II-B-2,  Class
                                     II-B-3,   Class  II-B-4,  Class  II-B-5,  Class  II-B-6,  Class  II-B-7  and  Class  II-B-8
                                     Certificates,  with each subsequent  class providing  credit support for the prior class or classes, if any.

Group I Overcollateralization
Amount:                              For any  Distribution  Date,  the  amount,  if any,  by  which  (i)  the  aggregate  stated
                                     principal  balance  of the  Group I  Mortgage  Loans  (after  giving  effect  to  scheduled payments  of  principal  due during the  related  Due  Period,  to the extent  received  or advanced,  and unscheduled  collections of principal received during the related Prepayment
                                     Period),  exceeds (ii) the aggregate  Certificate Principal Balance of the Class I-A, Class
                                     I-B and Class I-P  Certificates  as of such  Distribution  Date (after  taking into account the principal distributed on that Distribution Date).





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 20 of 88
--------------------------------------------------------------------------------


Group II Overcollateralization
Amount:                              For any  Distribution  Date,  the  amount,  if any,  by  which  (i)  the  aggregate  stated
                                     principal  balance  of the Group II  Mortgage  Loans  (after  giving  effect  to  scheduled payments  of  principal  due during the  related  Due  Period,  to the extent  received  or advanced,  and unscheduled  collections of principal received during the related Prepayment
                                     Period),  exceeds  (ii) the  aggregate  Certificate  Principal  Balance of the Class  II-A,
                                     Class II-B and Class II-P  Certificates  as of such  Distribution  Date (after  taking into account the principal distributed on that Distribution Date).

Group I Target
Overcollateralization Amount:        With respect to any  Distribution  Date,  (i) prior to the Group I Stepdown Date, an amount equal to  approximately  0.35% of the  aggregate  stated  principal  balance of the Group I
                                     Mortgage  Loans  as of the  Cut-off  Date,  (ii) on or  after  the  Group I  Stepdown  Date provided  a Group I  Trigger  Event  is not in  effect,  the  greater  of (x)  0.70% of the aggregate  stated  principal  balance of the Group I  Mortgage  Loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and  unscheduled  collections of  principal  received  during the related  Prepayment  Period,  and after  reduction  for
                                     Realized  Losses  incurred  during the related  Due Period) and (y) 0.35% of the  aggregate
                                     stated  principal   balance  of  the  Group  I  Mortgage  Loans  as  of  the  Cut-off  Date
                                     (approximately  $950,370)  or (iii) on or after the Group I Stepdown  Date and if a Group I
                                     Trigger  Event is in  effect,  the  Group I  Overcollateralization  Target  Amount  for the
                                     immediately preceding  Distribution Date. The Group I  Overcollateralization  Target Amount
                                     for the Group I Offered Certificates is expected to be fully funded on the Closing Date.









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 21 of 88
--------------------------------------------------------------------------------


Group II Target
Overcollateralization Amount:        With  respect  to any  Distribution  Date,  (i) prior to the  Group II  Stepdown  Date,  an amount  equal to  approximately  1.10% of the  aggregate  stated  principal  balance of the
                                     Group II  Mortgage  Loans as of the  Cut-off  Date,  (ii) on or after the Group II Stepdown
                                     Date  provided a Group II Trigger  Event is not in effect,  the greater of (x) (1) prior to the  Distribution  Date  in  December  2012,  2.750%  of  the  aggregate  stated  principal balance  of  the  Group  II  Mortgage  Loans  as  of  the  last  day  of  the  related  Due
                                     Period  (after  giving  effect to scheduled  payments of  principal  due during the related
                                     Due Period,  to the extent received or advanced,  and unscheduled  collections of principal received  during the related  Prepayment  Period,  and after  reduction for Realized Losses incurred  during the  related  Due  Period)  and (2) on or after the  Distribution  Date in
                                     December  2012,  2.200%  of  the  aggregate  stated  principal  balance  of  the  Group  II
                                     Mortgage   Loans  as  of  the  last  day  of  the   related   Due  Period   (after   giving
                                     effect to  scheduled  payments of  principal  due during the  related  Due  Period,  to the extent received or advanced,  and unscheduled  collections of principal received during the related  Prepayment  Period,  and after  reduction for Realized  Losses incurred during the related Due Period) and (y) 0.50% of the aggregate  stated  principal  balance of the Group
                                     II  Mortgage  Loans  as of the  Cut-Off  Date  (approximately  $2,640,602),  or (iii) on or after  the  Group  II  Stepdown  Date  and  if a  Group  II  Trigger  Event  is in  effect,
                                     the  Group  II   Overcollateralization   Target  Amount  for  the   immediately   preceding
                                     Distribution  Date.  The  Group II  Overcollateralization  Target  Amount  for the Group II
                                     Offered Certificates is expected to be fully funded on the Closing Date.















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 22 of 88
--------------------------------------------------------------------------------


Group I Overcollateralization
Release Amount:                      With respect to any  Distribution  Date for which the Group I Excess  Overcollateralization
                                     Amount is, or would be,  after taking into  account all other  distributions  to be made on that Distribution  Date,  greater than zero, an amount equal to the lesser of (i) the Group
                                     I Excess  Overcollateralization  Amount  for  that  Distribution  Date  and (ii)  principal collected on the Group I Mortgage Loans with respect to that Distribution Date.

Group II Overcollateralization
Release Amount:                      With respect to any Distribution  Date for which the Group II Excess  Overcollateralization
                                     Amount is, or would be,  after taking into  account all other  distributions  to be made on that Distribution  Date,  greater than zero, an amount equal to the lesser of (i) the Group
                                     II  Excess  Overcollateralization  Amount  for that  Distribution  Date and (ii)  principal collected on the Group II Mortgage Loans with respect to that Distribution Date.

Group I Excess
Overcollateralization Amount:        With   respect  to  any   Distribution   Date,   the   excess,   if  any  of  the  Group  I
                                     Overcollateralization Amount over the Group I Overcollateralization Target Amount.

Group II Excess
Overcollateralization Amount:        With   respect  to  any   Distribution   Date,   the  excess,   if  any  of  the  Group  II
                                     Overcollateralization Amount over the Group II Overcollateralization Target Amount.

Group I Overcollateralization
Deficiency:                          With  respect to any  Distribution  Date,  the  excess,  if any,  of (i) the Group I Target
                                     Overcollateralization   Amount   for  such   Distribution   Date  over  (ii)  the  Group  I
                                     Overcollateralization  Amount  for such  Distribution  Date,  calculated  for this  purpose after  taking into  account the  reduction  on such  Distribution  Date of the  Certificate
                                     Principal  Balances of all Group I  Certificates  resulting  from the  distribution  of the
                                     Group I Principal  Distribution  Amount on such Distribution Date, but prior to taking into account any Group I Realized Losses on such Distribution Date.

Group II Overcollateralization
Deficiency:                          With  respect to any  Distribution  Date,  the  excess,  if any, of (i) the Group II Target
                                     Overcollateralization   Amount  for  such   Distribution   Date  over  (ii)  the  Group  II
                                     Overcollateralization  Amount  for such  Distribution  Date,  calculated  for this  purpose after  taking into  account the  reduction  on such  Distribution  Date of the  Certificate
                                     Principal  Balances of all Group II  Certificates  resulting from the  distribution  of the
                                     Group II  Principal  Distribution  Amount on such  Distribution  Date,  but prior to taking into account any Group II Realized Losses on such Distribution Date.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 23 of 88
--------------------------------------------------------------------------------



Group I Monthly Excess
Cashflow:                            With  respect  to any  Distribution  Date,  the sum of (i) the  remaining  Group I Interest
                                     Remittance  Amount  after the  distributions  pursuant  to clause  (ii) of Group I Interest
                                     Distribution  Priority,  (ii) the Group I  Overcollateralization  Release  Amount and (iii)
                                     without  duplication,  any portion of the Group I  Principal  Remittance  Amount  remaining after the  distributions  pursuant  to clause (1) (iii) or (2)(vi) of the Group I Principal
                                     Distribution Priority, as applicable.

Group II Monthly Excess
Cashflow:                            With  respect to any  Distribution  Date,  the sum of (i) the  remaining  Group II Interest
                                     Remittance  Amount  after the  distributions  pursuant to clause (iii) of Group II Interest
                                     Distribution  Priority,  (ii) the Group II  Overcollateralization  Release Amount and (iii)
                                     without  duplication,  any portion of the Group II Principal  Remittance  Amount  remaining after the  distributions  pursuant to clause  (1)(ii) or (2)(ix) of the Group II  Principal
                                     Distribution Priority, as applicable.


Group I Stepdown Date:               The  earlier  to occur of (i) the  Distribution  Date on which  the  aggregate  Certificate
                                     Principal  Balance of the Class I-A  Certificates  is reduced to zero and (ii) the later to occur  of:  (x) the  Distribution  Date  occurring  in  January  2010  and  (y)  the  first
                                     Distribution  Date on which the aggregate  Certificate  Principal  Balance of the Class I-B
                                     Certificates  plus  the  Group I  Overcollateralization  Amount  divided  by the  aggregate stated  principal  balance  of the  Group I  Mortgage  Loans  is  greater  than or equal to
                                     5.60%.

Group II Stepdown Date:              The  earlier  to occur of (i) the  Distribution  Date on which  the  aggregate  Certificate
                                     Principal  Balance of the Class II-A  Certificates is reduced to zero and (ii) the later to occur  of:  (x) the  Distribution  Date  occurring  in  January  2010  and  (y)  the  first
                                     Distribution  Date on which the aggregate  Certificate  Principal Balance of the Class II-B
                                     Certificates plus the related Group II  Overcollateralization  Amount divided by the sum of the aggregate  stated  principal  balance of the Group II Mortgage Loans is greater than or equal to (i) prior to the  Distribution  Date in  December  2012,  [18.75]%  and (ii) on or
                                     after the Distribution Date in May 2012, [15.00]%.






--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 24 of 88
--------------------------------------------------------------------------------


Credit Enhancement Percentage:       The Credit Enhancement  Percentage for any Distribution Date is the percentage  obtained by
                                     dividing  (x)  the  aggregate   Certificate  Principal  Balance  of  the  related  Class  B
                                     Certificates  (including  the  related  Overcollateralization  Amount)  thereto  by (y) the aggregate  principal  balance of the related  Mortgage Loans,  calculated after taking into account  distributions  of principal on the related  Mortgage Loans and distribution of the
                                     related   Principal   Distribution   Amounts  to  the  holders  of  the  certificates  then
                                     entitled  to distributions of principal on such Distribution Date.

Group I Trigger Event:               A Group I  Trigger  Event  will  exist  if  after  the  Group  I  Stepdown  Date if (i) the principal  amount  of the  Group I  Mortgage  Loans  that  are 60  days or more  delinquent
                                     (including  foreclosed  properties,  REO and  bankruptcy) on a three-month  rolling average exceed  approximately  [40.00]% of the sum of the aggregate  Certificate  Principal Balance of the Class I-B Certificates  and the Group I  Overcollateralization  Amount,  or (ii) the
                                     Cumulative  Realized  Losses with respect to the Group I Mortgage  Loans exceeds  specified percentages described below as of the specified Distribution Dates:

                                     January 2011 - December 2011                [0.40]%
                                     January 2012 - December 2012                [0.55]%
                                     January 2013 - December 2013                [0.65]%
                                     January 2014 and thereafter                 [0.70]%

Group II Trigger Event:              A Group II  Trigger  Event  will  exist  if after  the  Group II  Stepdown  Date if (i) the principal  amount  of the  Group II  Mortgage  Loans  that  are 60 days or more  delinquent
                                     (including  foreclosed  properties,  REO and  bankruptcy) on a three-month  rolling average exceeds  approximately  [37.00]% on or prior to the Distribution  Date in December 2012 and
                                     [46.50]%  after  the  Distribution  Date in  December  2012,  of the  sum of the  aggregate
                                     Certificate   Principal   Balance  of  the  Class  II-B   Certificates  and  the  Group  II
                                     Overcollateralization  Amount,  or (ii) the Cumulative  Realized Losses with respect to the
                                     Group II Mortgage Loans exceeds specified  percentages  described below as of the specified
                                     Distribution Dates:

                                     January 2009 - December 2010                [0.45]%
                                     January 2011 - December 2011                [0.75]%
                                     January 2012 - December 2012                [1.10]%
                                     January 2013 - December 2013                [1.50]%
                                     January 2014 and thereafter                 [1.60]%






--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 25 of 88
--------------------------------------------------------------------------------


Group I
Realized Losses:                     Any Group I Realized Losses on the related Mortgage Loans will be allocated  on any  Distribution  Date,  first,  to Group I net monthly  excess  cashflow, second,  in reduction of the Group I  Overcollateralization  Amount,  third, to the Class
                                     I-B-4  Certificates  until  their  Certificate  Principal  Balance  is  reduced  to zero, fourth,  to the Class I-B-3  Certificates  until their  Certificate  Principal Balance is reduced  to  zero,  fifth,  to the  Class  I-B-2  Certificates  until  their  Certificate
                                     Principal  Balance is reduced  to zero,  sixth,  to the Class  I-B-1  Certificates  until their  Certificate  Principal  Balance is reduced to zero,  and  seventh to the Class I-A
                                     Certificates, pro rata, until their Certificate Principal Balance is reduced to zero.

                                     Once Realized  Losses have been  allocated to the Class I-A  Certificates  or the Class I-B
                                     Certificates,  such  amounts  with  respect  to such  Certificates  will no  longer  accrue interest;  however,  such amounts may be paid  thereafter to the extent of funds  available from Group I excess cashflow.
Group II
Realized Losses:                     Any Group II Realized Losses on the related Mortgage Loans will be allocated on any  Distribution  Date,  first,  to Group II net monthly  excess  cashflow, second, in reduction of the Group II  Overcollateralization  Amount,  third, to the Class
                                     II-B-8  Certificates  until  their  Certificate  Principal  Balance  is  reduced to zero, fourth, to the Class II-B-7  Certificates  until their  Certificate  Principal Balance is reduced  to zero,  fifth,  to the  Class  II-B-6  Certificates  until  their  Certificate
                                     Principal  Balance is reduced to zero,  sixth,  to the Class  II-B-5  Certificates  until their  Certificate  Principal  Balance is reduced to zero,  seventh,  to the Class II-B-4
                                     Certificates  until their Certificate  Principal  Balance is reduced to zero,  eighth, to the Class II-B-3  Certificates  until their  Certificate  Principal Balance is reduced to zero, ninth, to the Class II-B-2  Certificates until their Certificate  Principal Balance is reduced to zero,  tenth,  to the Class  II-B-1  Certificates  until their  Certificate
                                     Principal  Balance is reduced to zero,  eleventh to the Class II-A-3  Certificates  until their  Certificate  Principal  Balance is reduced to zero,  twelfth,  to the Class II-A-2
                                     Certificates,  until their  Certificate  Principal Balance is reduced to zero and then to the Class II-A-1 Certificates.

                                     Once Realized  Losses have been allocated to the Class II-A  Certificates or the Class II-B
                                     Certificates,  such  amounts  with  respect  to such  Certificates  will no  longer  accrue interest;  however,  such amounts may be paid  thereafter to the extent of funds  available from Group II net monthly excess cashflow.







--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 26 of 88
--------------------------------------------------------------------------------


Interest Carry Forward Amount:       As of any  Distribution  Date,  generally  an amount  equal to the sum of (i) the excess of
                                     (a) the  Interest  Distribution  Amount for such Class with  respect to prior  Distribution
                                     Dates over (b) the amount actually  distributed to such Class of Certificates  with respect to  interest on or after such prior  Distribution  Dates and (ii)  interest  thereon at the applicable Pass-Through Rate.

Interest Distribution Amount:        The Interest Distribution Amount for the Offered Certificates of any
                                     class on any  Distribution  Date is equal to interest  accrued during the related  Interest
                                     Accrual Period on the  Certificate  Principal  Balance of that class  immediately  prior to the  Distribution  Date at the Pass-Through  Rate for that class, in each case,  reduced by any Prepayment Interest  Shortfalls to the extent not covered by Compensating  Interest and any shortfalls  resulting  from the  application of the Relief Act, and with respect to the
                                     Group II Offered  Certificates,  the Group II Allocated Net Deferred Interest  allocated to such class.
Group I Principal
Distribution Amount:                 The  Group I  Principal  Distribution  Amount  for  any  Distribution  will be the  Group I
                                     Principal  Remittance  Amount MINUS any Group I  Overcollateralization  Release  Amount for
                                     such Distribution Date.

Group II Principal
Distribution Amount:                 The Group II Principal  Distribution  Amount for any Distribution Date will be the Group II
                                     Principal  Remittance  Amount MINUS any Group II  Overcollateralization  Release Amount for
                                     such Distribution Date.


Basis Risk Shortfall:                Because each mortgage loan has a mortgage  rate that is  adjustable,  and will adjust based on Six-Month  LIBOR,  One-Year  LIBOR or One-Year  MTA, and the  Pass-Through  Rates on the
                                     Certificates  are based on One-Month  LIBOR,  the  application  of the related Net Rate Cap could result in shortfalls of interest  otherwise payable on those  certificates in certain periods (such shortfalls,  "Basis Risk  Shortfalls").  If Basis Risk Shortfalls occur, then in the case of the  Certificates,  they will be carried  forward  as Basis  Risk  Shortfall
                                     Carryover  Amounts and paid from net monthly excess  cashflow to the extent  available on a subordinated  basis  on  the  same  Distribution  Date  or in any  subsequent  Distribution
                                     Date.






--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 27 of 88
--------------------------------------------------------------------------------


Basis Risk Shortfall
Carryover Amount:                    With respect to any Distribution  Date and the  Certificates,  the excess of (i) the amount of interest  such class would have  accrued on such  Distribution  Date had the  applicable
                                     Pass-Through  Rate not been  subject to the related  Net Rate Cap,  over (ii) the amount of
                                     interest  such  class  of  Certificates   received  on  such   Distribution   Date  if  the
                                     Pass-Through  Rate is  limited  to the  related  Net Rate  Cap,  together  with the  unpaid portion of any such amounts from prior  Distribution  Dates (and accrued  interest  thereon at the then  applicable  Pass-Through  Rate,  without giving effect to the related Net Rate
                                     Cap).  The  ratings on each class of  certificates  do not address  the  likelihood  of the payment of any Basis Risk Shortfall Carryover Amount.

     Group I Interest
     Distribution Priority:          On each  Distribution  Date, the Group I Interest  Remittance Amount will be distributed in the following order of priority:

                                          (i)  Concurrently  to the  Class I-A  Certificates,  pro rata  their  respective
                                               Interest Distribution Amount and Interest Carry Forward Amounts thereon for such Distribution Date;

                                          (ii) sequentially,  to the Class I-B  Certificates,  in numerical  order,  their
                                               respective  Interest   Distribution  Amounts  and  Interest  Carry  Forward
                                               Amounts;  and

                                         (iii) For  application  as part of  Group I  Monthly  Excess  Cashflow  for such
                                               Distribution Date, as described herein.
















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 28 of 88
--------------------------------------------------------------------------------


     Group I Principal
     Distribution Priority:          On each Distribution  Date, the Group I Principal  Distribution  Amount will be distributed in the following order of priority:

                                     (1)  prior  to the  Group I  Stepdown  Date or with  respect  to which a Group I
                                          Trigger  Event  is in  effect:

                                          i)   to the Class  I-A-1  and  Class  I-A-2  Certificates,  pro rata,  until the
                                               Certificate  Principal Balance of each such class has been reduced to zero;

                                          ii)  sequentially,  to the Class I-B-1  Certificates,  Class I-B-2 Certificates,
                                               Class I-B-3 Certificates and Class I-B-4 Certificates, in that order, until the  Certificate  Principal  Balance of each such class has been reduced to zero;

                                          iii) from amounts otherwise  distributable to the Class I-C-1  Certificates,  to the  Supplemental  Interest Trust,  for payment to the Swap Provider or Cap
                                               Provider,  to the extent not previously paid, any swap termination  payment or cap  termination  payment owed to the Swap  Provider or the Cap Provider pursuant to the Swap  Agreement or Cap Agreement in the event that the Swap
                                               Provider or Cap Provider is the defaulting party or an affected party under the Swap Agreement or the Cap Agreement; and

                                           iv) for  application  as part of  Group I  Monthly  Excess  Cashflow  for  such
                                               Distribution Date, as described herein.


                                     (2)  On or after the Group I Stepdown  Date and with  respect to which a Group I
                                          Trigger  Event is not in  effect:

                                          (i)  to the Class I-A  Certificates,  pro rata, an amount equal to the Class I-A
                                               Principal  Distribution  Amount  for  such  Distribution  Date;  until  the
                                               Certificate  Principal Balance of each such class has been reduced to zero;

                                          (ii) to the  Class  I-B-1  Certificates,  an  amount  equal to the  Class  I-B-1
                                               Principal  Distribution  Amount  for  such  Distribution  Date,  until  the
                                               Certificate Principal Balance of such class has been reduced to zero;

                                         (iii) to the  Class  I-B-2  Certificates,  an amount  equal to the  Class  I-B-2
                                               Principal  Distribution  Amount  for  such  Distribution  Date,  until  the
                                               Certificate  Principal Balance of such class has been reduced to zero;

                                          (iv) to the Class I-B-3  Certificates,  an amount equal to Class I-B-3 Principal
                                               Distribution  Amount  for such  Distribution  Date,  until the  Certificate
                                               Principal  Balance of each such class has been reduced to zero;



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


                                          (v)  to the  Class  I-B-4  Certificates,  an  amount  equal to the  Class  I-B-4
                                               Principal  Distribution  Amount  for  such  Distribution  Date,  until  the
                                               Certificate  Principal Balance of such class has been reduced to zero;

                                          (vi) from amounts otherwise  distributable to the Class I-C-1  Certificates,  to the  Supplemental  Interest Trust,  for payment to the Swap Provider or Cap
                                               Provider,  to the extent not previously paid, any swap termination  payment or cap  termination  payment owed to the Swap  Provider or the Cap Provider pursuant to the Swap  Agreement or the Cap  Agreement in the event that the
                                               Swap Provider or Cap Provider is the defaulting  party or an affected party under the Swap Agreement or the Cap Agreement; and

                                         (vii) for  application  as part of  Group I  Monthly  Excess  Cashflow  for such
                                               Distribution Date, as described herein.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 30 of 88
--------------------------------------------------------------------------------


Group I Monthly Excess
Cashflow Distribution
Priority:                            On each Distribution Date, the Group I Monthly Excess Cashflow will be distributed in the following order of priority:

                                     (i)  to distribute the Group I  Overcollateralization  Deficiency Amount as
                                          principal,  payable  as part of the  Group  I  Principal  Distribution
                                          Amount, as described above;

                                     (ii) to each  class of Class I-A  Certificates,  pro rata,  based  upon the entitlement  of each  class to pay any  unpaid  Interest  Distribution
                                          Amounts and any Interest Carry Forward  Amounts and to pay any Group I
                                          Realized Losses applied to reduce the Certificate  Principal  Balances for such Distribution Date and prior Distribution Dates for such class of Class I-A Certificates;

                                    (iii) to each class of Class I-B  Certificates  sequentially  in  numerical order to pay any unpaid Interest Distribution Amounts and any Interest
                                          Carry Forward  Amounts and to pay any Group I Realized Loss applied to reduce the Certificate  Principal  Balances for such Distribution Date and prior Distribution Dates for such class of Class I-B Certificates;

                                     (iv) from amounts  otherwise  payable to the Class I-C-1  Certificates,  to each  class  of Class  I-A  certificates,  pro  rata,  based  upon the entitlement of each class and then  sequentially in numerical order to each class of Class I-B  certificates,  any unpaid  Group I Basis Risk
                                          Shortfall Carryover Amounts as principal;

                                     (v)  from amounts  otherwise  payable to the Class I-C-1  Certificates,  to each  class  of Class  I-A  certificates,  pro  rata,  based  upon the entitlement of each class and then  sequentially in numerical order to each class of Class I-B  certificates,  any unpaid  Group I Basis Risk
                                          Shortfall Carryover Amounts ;

                                     (vi) from amounts otherwise  distributable to the Class I-C-1 Certificates, to the Supplemental  Interest, for payment to the Swap Provider or Cap
                                          Provider,  to the extent not  previously  paid,  any swap  termination payment or cap  termination  payment owed to the Swap  Provider or the
                                          Cap Provider  pursuant to the Swap  Agreement or the Cap  Agreement in the event that the Swap  Provider or Cap  Provider  is the  defaulting party  or an  affected  party  under  the  Swap  Agreement  or the Cap
                                          Agreement  (to the extent not received by it from a  replacement  Swap
                                          Provider or Cap Provider in respect of a replacement Swap Agreement or
                                          Cap Agreement or similar agreement); and





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


                                     (vii) to the Class I-C-1, Class R and Class RX Certificates as specified in the pooling agreement.































--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 32 of 88
--------------------------------------------------------------------------------



     Supplemental Interest
     Trust Distributions
     Swap Account:                   On each Distribution  Date, (and after all distributions  made under Group I Monthly Excess
                                     Cashflow  above),  funds  in the  Supplemental  Interest  Trust  with  respect  to the Swap
                                     Agreement will be distributed in the following order of priority:

                                     (i)      to the Swap  Provider,  all net swap  payments,  if any, owed to the Swap Provider for such Distribution Date;

                                     (ii)     to the Swap  Provider,  any swap  termination  payment,  other  than due to a Swap
                                              Provider Trigger Event, if any, owed to the Swap Provider;

                                     (iii)    to the classes of Group I Certificates  then entitled to receive  distributions in respect of  principal  in the  priority  described  above under "Group I Principal
                                              Distribution   Priority"  for  such  Distribution  Date,  any  remaining  Group  I
                                              Overcollateralization Deficiency;

                                     (iv)     to each class of Class I-A  Certificates,  pro rata, based upon the entitlement of each  class to pay any  unpaid  Interest  Distribution  Amounts  and any  Interest
                                              Carry Forward Amount;

                                     (v)      to each class of  Class I-A Certificates, pro  rata,  to pay any  Group I  Realized
                                              Losses   applied  to  reduce  the   Certificate   Principal   Balances   for  such
                                              Distribution  Date  and  prior  Distribution  Dates  for such  class of Class  I-A
                                              Certificates;

                                     (vi)     to each class of Class I-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                                     (vii)    to each class of Class I-B  Certificates  sequentially in numerical  order, to pay any Group I Realized  Loss applied to reduce the  Certificate  Principal  Balances for such  Distribution Date and prior  Distribution  Dates for such class of Class
                                              I-B Certificates;

                                     (viii)   to each class of Class I-A  certificates,  pro rata,  based upon the entitlement of each class and then  sequentially in numerical order to each class of Class I-B  certificates,  any unpaid  Group I Basis Risk
                                              Shortfall Carryover Amounts;

                                     (ix)     to the Swap  Provider,  to the extent not  previously  paid,  any swap termination payment due to a Swap Provider Trigger Event;

                                     (x)      to the Class I-C-2 Certificates, any remaining amounts.

                                     Amounts  distributed in respect of clauses (iii),  (v) and (vii) above shall not exceed the



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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--------------------------------------------------------------------------------


                                            aggregate  of  current or prior  Group I  Realized  Losses  not  previously  reimbursed by subsequent recoveries or the Group I Monthly Excess Cashflow Amount.

     Supplemental Interest
     Trust Distributions
     Cap Account:                    On each Distribution  Date, (and after all distributions  made under Group I Monthly Excess
                                     Cashflow and Supplemental  Interest Trust  Distributions-Swap  Account above), funds in the
                                     Supplemental  Interest  Trust with respect to the Cap Agreement  will be distributed in the following order of priority:

                                     (i)      to the  Cap  Provider,  any  cap  termination  payment,  other  than  due to a Cap
                                              Provider Trigger Event, if any, owed to the Cap Provider;

                                     (ii)     to the classes of Group I Certificates  then entitled to receive  distributions in respect of  principal  in the  priority  described  above under "Group I Principal
                                              Distribution   Priority"  for  such  Distribution  Date,  any  remaining  Group  I
                                              Overcollateralization Deficiency;

                                     (iii)    to each class of Class I-A  Certificates,  pro rata, based upon the entitlement of each  class to pay any  unpaid  Interest  Distribution  Amounts  and any  Interest
                                              Carry Forward Amount;

                                     (iv)     to each class of Class I-A  Certificates,  pro rata, to pay any remaining  Group I
                                              Realized  Losses  applied to reduce the  Certificate  Principal  Balances for such
                                              Distribution  Date  and  prior  Distribution  Dates  for such  class of Class  I-A
                                              Certificates;

                                     (v)      to each class of Class I-B  Certificates  sequentially in numerical  order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                                     (vi)     to each class of Class I-B  Certificates  sequentially in numerical  order, to pay any remaining  Group I Realized Loss applied to reduce the  Certificate  Principal
                                              Balances for such  Distribution Date and prior  Distribution  Dates for such class of Class I-B Certificates;

                                     (vii)    to each class of Class I-A  certificates,  pro rata, based upon the entitlement of each class and then  sequentially  in  numerical  order to each class of Class I-B certificates, any unpaid Group I Basis Risk Shortfall Carryover Amounts;

                                     (viii)   to the Cap  Provider,  to the  extent not  previously  paid,  any cap  termination payment due to a Cap Provider Trigger Event;




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 31 of 88
--------------------------------------------------------------------------------


                                    (ix)     to the Class I-C-2 Certificates, any remaining amounts.

                                     Amounts  distributed in respect of clauses (iii),  (v) and (vii) above shall not exceed the aggregate  of  current or prior  Group I  Realized  Losses  not  previously  reimbursed  by subsequent  recoveries  or the Group I Monthly  Excess  Cashflow  Amount or  payments  from funds in the Supplemental Interest Trust with respect to the Swap Agreement.

Group II Interest
Distribution Priority:               On each  Distribution  Date,  the Group II Interest  Remittance  Amount will be distributed in the following order of priority:

                                        (i)  to pay the Final  Maturity  Reserve  Amount;

                                        (ii) to the Class II-A  Certificates,  pro rata, their respective  Interest
                                             Distribution  Amounts and Interest Carry Forward  Amounts  thereon for
                                             such  Distribution   Date;

                                       (iii) sequentially  to the Class II-B  Certificates,  in  numerical  order, their  respective  Interest  Distribution  Amounts and Interest  Carry
                                             Forward  Amounts;  (iv) For  application  as part of Group II  Monthly
                                             Excess Cashflow for such Distribution Date, as described herein.

     Group II Principal
     Distribution Priority:          On each Distribution Date, the Group II Principal Distribution Amount
                                     will be distributed in the following order of priority:

                                     (1) Prior to the Group II Stepdown Date or  with respect to which a Group II Trigger
                                         Event is in effect:

                                        (i)  to the  Class  II-A  Certificates,  pro rata,  until  the  Certificate
                                             Principal  Balance of each such class has been  reduced to zero;

                                        (ii) sequentially   to  the  Class   II-B-1   Certificates,   Class  II-B-2
                                             Certificates,  Class II-B-3  Certificates,  Class II-B-4 Certificates,
                                             Class II-B-5 Certificates, Class II-B-7 Certificates, and Class II-B-8
                                             Certificates,  in that order, until the Certificate  Principal Balance of each such class has been reduced to zero;

                                       (iii) for  application as part of the Group II Monthly Excess  Cashflow for such Distribution Date, as described herein.








--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 35 of 88
--------------------------------------------------------------------------------


                                     (2) On or after the Group II Stepdown Date and with respect to which a Group
                                         II Trigger Event is not in effect:

                                     (i) to the Class II-A Certificates,  pro rata, an amount equal to the Class
                                         II-A Principal Distribution Amount for such Distribution Date; until the
                                         Certificate Principal Balance of each such class has been reduced to zero;

                                    (ii) to the Class II-B-1 Certificates,  an amount equal to the Class II-B-1
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                   (iii) to the Class II-B-2 Certificates, an amount equal to the Class II-B-2
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                    (iv) to the Class  II-B-3  Certificates,  an amount  equal to Class  II-B-3
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal  Balance of each such class has been reduced to zero;

                                     (v) to the Class II-B-4 Certificates,  an amount equal to the Class II-B-4
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                    (vi) to the Class II-B-5 Certificates,  an amount equal to the Class II-B-5
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                   (vii) to the Class II-B-6 Certificates, an amount equal to the Class II-B-6
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                  (viii) to the  Class  II-B-7  Certificates,  an  amount  equal to the Class
                                         II-B-7 Principal Distribution Amount for such Distribution Date, until the  Certificate  Principal  Balance of such class has been reduced to zero;

                                    (ix) to the Class II-B-8 Ce rtificates, an amount equal to the Class II-B-8
                                         Principal  Distribution  Amount for such Distribution  Date, until the
                                         Certificate  Principal Balance of such class has been reduced to zero;

                                     (x) for  application as part of Group II Monthly Excess  Cashflow for such
                                         Distribution Date, as described herein.




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 36 of 88
--------------------------------------------------------------------------------


Group II Monthly Excess
Cashflow Distribution
Amount:                              Group II Monthly Excess Cashflow, if any, will be distributed in the following order of priority:

                                     (i)  to distribute the Group II Overcollateralization  Deficiency Amount as
                                          principal;

                                    (ii)  to each class of Class  II-A  certificates,  pro rata,  based upon the entitlement  of each  class  (1)  first,  to pay any  unpaid  Interest
                                          Distribution  Amount and Interest Carry Forward Amount and (2) second, to pay any Group II Realized  Losses applied to reduce the Certificate
                                          Principal  Balances for such Distribution Date and prior  Distribution
                                          Dates for such class of Class II-A Certificates;

                                   (iii)  to each class of Class II-B  certificates  sequentially  in numerical order (1) first,  to pay any unpaid Interest  Distribution  Amount and
                                          Interest  Carry Forward  Amount,  and (2) second,  to pay any Group II
                                          Realized Losses applied to reduce the Certificate  Principal  Balances for such Distribution Date and prior Distribution Dates for such class of Class II-B Certificates;

                                    (iv)  from amounts otherwise payable to the Class II-C Certificates, to each class of Class II-A Certificates, pro rata, based upon the entitlement of each class and then  sequentially  in numerical order to each class of Class II-B Certificates,  any unpaid Basis Risk Shortfall Carryover
                                          Amounts; and

                                     (v)  to the Class II-C,  Class R and Class RX  Certificates as specified in the Pooling Agreement.









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 37 of 88
--------------------------------------------------------------------------------


Class I-A Principal Distribution     For any  Distribution  Date on or after the Group I  Stepdown  Date on which a Group I
Amount:                              Trigger  Event is not in effect,  an amount  equal to the lesser of (A) the  aggregate
                                     Group I Principal  Distribution  Amount for such  Distribution Date and (B) the excess
                                     (if  any)  of (x)  the  aggregate  Certificate  Principal  Balance  of the  Class  I-A
                                     Certificates  immediately  prior to such  Distribution Date over (y) the lesser of (a)
                                     the aggregate  stated  principal  balance of the Group I Mortgage Loans as of the last day of the related due period (after giving effect to scheduled  payments of principal due  during  the  related  Due  Period,  to  the  extent  received  or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group  I  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period ) multiplied  by (i) [94.40]% and (b) the amount,  if any, by which
                                     (i) the aggregate  stated  principal  balance of the Group I Mortgage  Loans as of the last day of the related  Due Period  (after  giving  effect to  scheduled  payments of principal  due during the related Due Period to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group  I  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period) exceeds (ii) the sum of 0.50% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class I-B-1 Principal Distribution   For any  Distribution  Date on or after the Group I  Stepdown  Date on which a Group I
Amount:                              Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class I-A Certificates
                                     (after taking into account the  distribution  of the Class I-A Principal  Distribution
                                     Amount on such  Distribution  Date) and (ii) the Certificate  Principal Balance of the
                                     Class I-B-1  Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (a) the aggregate stated principal  balance of the Group I Mortgage Loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal  due during the related Due Period,  to the extent  received or advanced, and  unscheduled  collections  of  principal  received  during the related  Prepayment
                                     Period,  and after  reduction for Group I Realized  Losses incurred during the related
                                     Prepayment  Period)  multiplied  by (i) [96.30]% and (b) the amount,  if any, by which
                                     (i) the aggregate  stated  principal  balance of the Group I Mortgage  Loans as of the last day of the related  Due Period  (after  giving  effect to  scheduled  payments of principal  due during the related Due Period to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group  I  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period) exceeds (ii) 0.50% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 38 of 88
--------------------------------------------------------------------------------


Class I-B-2 Principal Distribution   For any  Distribution  Date on or after the Group I  Stepdown  Date on which a Group I
Amount:                              Trigger Event is not in effect,  an amount equal to the excess (if any) of (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class I-A and Class I-B-1
                                     Certificates  (after taking into account the  distribution  of the Class I-A and Class
                                     I-B-1  Principal  Distribution  Amounts  on  such  Distribution  Date)  and  (ii)  the
                                     Certificate  Principal  Balance of the Class I-B-2  Certificates  immediately prior to such  Distribution  Date over (y) the  lesser of (a) the  aggregate  stated  principal balance of the Group I  Mortgage  Loans as of the last day of the  related  Due Period
                                     (after  giving  effect to scheduled  payments of principal  due during the related Due
                                     Period, to the extent received or advanced,  and unscheduled  collections of principal received  during  the  related  Prepayment  Period,  and after  reduction  for Group I
                                     Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied by (i)
                                     [97.30]%  and (b) the amount,  if any,  by which (i) the  aggregate  stated  principal balance of the Group I  Mortgage  Loans as of the last day of the  related  Due Period
                                     (after  giving  effect to scheduled  payments of principal  due during the related Due
                                     Period to the extent received or advanced,  and  unscheduled  collections of principal received  during  the  related  Prepayment  Period,  and after  reduction  for Group I
                                     Realized Losses incurred during the related  Prepayment  Period) exceeds (ii) 0.50% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class I-B-3 Principal Distribution   For any  Distribution  Date on or after the Group II Stepdown  Date on which a Group I
Amount:                              Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the sum of (i) the aggregate  Certificate  Principal Balance of the Class I-A, Class I-B-1
                                     and Class I-B-2 Certificates  (after taking into account the distribution of the Class
                                     I-A, Class I-B-1 and Class I-B-2 Principal  Distribution  Amount on such  Distribution
                                     Date) and (ii) the  Certificate  Principal  Balance  of the Class  I-B-3  Certificates
                                     immediately  prior to such  Distribution Date over (y) the lesser of (a) the aggregate stated  principal  balance  of the  Group I  Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the  related  Due  Period,  to  the  extent  received  or  advanced,  and  unscheduled collections of principal  received  during the related  Prepayment  Period,  and after reduction for Group I Realized Losses incurred during the related  Prepayment  Period)
                                     multiplied  by (i)  [98.30]%  and (b) the amount,  if any, by which (i) the  aggregate stated  principal  balance  of the  Group I  Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during
                                     the  related  Due  Period  to  the  extent  received  or  advanced,   and  unscheduled
                                     collections of principal  received  during the related  Prepayment  Period,  and after reduction for Group I Realized Losses incurred during the related  Prepayment  Period)
                                     exceeds  (ii)  0.50% of the  Cut-off  Date  stated  principal  balance  of the Group I
                                     Mortgage Loans.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 39 of 88
--------------------------------------------------------------------------------



Class I-B-4 Principal Distribution   For any  Distribution  Date on or after the Group I  Stepdown  Date on which a Group I
Amount:                              Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the sum of (i) the aggregate  Certificate Principal Balance of the Class I-A, Class I-B-1,
                                     Class I-B-2 and Class I-B-3  Certificates  (after taking into account the distribution of the Class I-A,  Class  I-B-1,  Class I-B-2 and Class I-B-3  Principal  Distribution
                                     Amount on such  Distribution  Date) and (ii) the Certificate  Principal Balance of the
                                     Class I-B-4  Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (a) the aggregate stated principal  balance of the Group I Mortgage Loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal  due during the related Due Period,  to the extent  received or advanced, and  unscheduled  collections  of  principal  received  during the related  Prepayment
                                     Period,  and after  reduction for Group I Realized  Losses incurred during the related
                                     Prepayment  Period)  multiplied  by (i) [99.30]% and (b) the amount,  if any, by which
                                     (i) the aggregate  stated  principal  balance of the Group I Mortgage  Loans as of the last day of the related  Due Period  (after  giving  effect to  scheduled  payments of principal  due during the related Due Period to the extent  received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group  I  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period) exceeds (ii) 0.50% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class II-A Principal Distribution    For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Amount:                              Trigger  Event is not in effect,  an amount  equal to the lesser of (A) the  aggregate
                                     Group II Principal  Distribution  Amount for such Distribution Date and (B) the excess
                                     (if  any) of (x)  the  aggregate  Certificate  Principal  Balance  of the  Class  II-A
                                     Certificates  immediately  prior to such  Distribution Date over (y) the lesser of (a)
                                     the aggregate stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due  during  the  related  Due  Period,  to  the  extent  received  or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group II  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period ) multiplied by (i) prior to the Distribution date in December 2012 approximately  [81.25]% and (ii) on or after the  Distribution  Date in December  2012 approximately  [85.00]% and (b) the amount,  if any, by which (i) the aggregate stated
                                     principal  balance of the Group II  Mortgage  Loans as of the last day of the  related
                                     Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period to the extent received or advanced, and unscheduled  collections of principal  received  during the related  Prepayment  Period,  and after  reduction for
                                     Group II Realized Losses incurred during the related  Prepayment  Period) exceeds (ii)
                                     the sum of 0.50% of the Cut-off Date balance of the Group II Mortgage Loans.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 40 of 88
--------------------------------------------------------------------------------


Class II-B-1 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the aggregate  Certificate Principal Balance of the Class II-A Certificates
                                     (after taking into account the  distribution of the Class II-A Principal  Distribution
                                     Amount on such  Distribution  Date) and (ii) the Certificate  Principal Balance of the
                                     Class II-B-1  Certificates  immediately  prior to such  Distribution Date over (y) the lesser of (a) the aggregate  stated  principal  balance of the Group II Mortgage Loans as of the last day of the  related  Due  Period  (after  giving  effect  to  scheduled payments of  principal  due during the related Due Period,  to the extent  received or advanced,  and  unscheduled  collections  of  principal  received  during the  related
                                     Prepayment  Period,  and after  reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to the Distribution  date in
                                     December 2012  approximately  [87.12]% and (ii) on or after the  Distribution  Date in
                                     December  2012  approximately  [89.70]%  and (b) the amount,  if any, by which (i) the aggregate stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related  Due Period to the extent  received or  advanced,  and  unscheduled collections of principal  received  during the related  Prepayment  Period,  and after reduction for Group II Realized Losses incurred during the related  Prepayment Period)
                                     exceeds  (ii)  0.50% of the  Cut-off  Date  stated  principal  balance of the Group II
                                     Mortgage Loans.

Class II-B-2 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Ditribution                          Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance of the Class II-A and Class
                                     II-B-1  Certificates (after taking into account the distribution of the Class II-A and
                                     Class II-B-1 Principal  Distribution  Amounts on such Distribution  Date) and (ii) the
                                     Certificate  Principal Balance of the Class II-B-2  Certificates  immediately prior to such  Distribution  Date over (y) the  lesser of (a) the  aggregate  stated  principal balance of the Group II  Mortgage  Loans as of the last day of the  related Due Period
                                     (after  giving  effect to scheduled  payments of principal  due during the related Due
                                     Period, to the extent received or advanced,  and unscheduled  collections of principal received  during the  related  Prepayment  Period,  and after  reduction  for Group II
                                     Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied by (i)
                                     prior to the Distribution date in December 2012 approximately  [89.62]% and (ii) on or after the  Distribution  Date in  December  2012  approximately  [91.70]%  and (b) the amount,  if any, by which (i) the aggregate stated  principal  balance of the Group II
                                     Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments  of  principal  due  during the  related  Due Period to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  exceeds (ii) 0.50% of the Cut-off Date stated
                                     principal balance of the Group II Mortgage Loans.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 41 of 88
--------------------------------------------------------------------------------


Class II-B-3 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1 and Class II-B-2  Certificates  (after taking into account the  distribution of the Class II-A, Class II-B-1 and Class II-B-2 Principal  Distribution  Amounts on such
                                     Distribution  Date) and (ii) the  Certificate  Principal  Balance of the Class  II-B-3
                                     Certificates  immediately  prior to such  Distribution Date over (y) the lesser of (a)
                                     the aggregate stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due  during  the  related  Due  Period,  to  the  extent  received  or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group II  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period)  multiplied by (i) prior to the Distribution date in December 2012 approximately  [91.00]% and (ii) on or after the  Distribution  Date in December  2012 approximately  [92.80]% and (b) the amount,  if any, by which (i) the aggregate stated
                                     principal  balance of the Group II  Mortgage  Loans as of the last day of the  related
                                     Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period to the extent received or advanced, and unscheduled  collections of principal  received  during the related  Prepayment  Period,  and after  reduction for
                                     Group II Realized Losses incurred during the related  Prepayment  Period) exceeds (ii)
                                     0.50% of the Cut-off Date stated principal balance of the Group II Mortgage Loans.

Class II-B-4 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1,  Class II-B-2 and Class  II-B-3  Certificates  (after  taking into account the distribution of the Class II-A, Class II-B-1,  Class II-B-2 and Class II-B-3 Principal
                                     Distribution  Amounts on such  Distribution  Date) and (ii) the Certificate  Principal
                                     Balance of the Class II-B-4  Certificates  immediately prior to such Distribution Date over (y) the  lesser of (a) the  aggregate  stated  principal  balance of the Group II
                                     Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments of  principal  due during the  related  Due Period,  to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  multiplied  by (i) prior to the  Distribution date in December  2012  approximately  [92.25]% and (ii) on or after the  Distribution
                                     Date in December 2012 approximately  [93.80]% and (b) the amount, if any, by which (i)
                                     the aggregate stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period to the extent received or advanced,  and unscheduled collections of principal  received  during the related  Prepayment  Period,  and after reduction for Group II Realized Losses incurred during the related  Prepayment Period)
                                     exceeds  (ii)  0.50% of the  Cut-off  Date  stated  principal  balance of the Group II
                                     Mortgage Loans.




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 42 of 88
--------------------------------------------------------------------------------



Class II-B-5                         For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1,  Class II-B-2,  Class II-B-3 and Class II-B-4  Certificates (after taking into account the distribution of the Class II-A, Class II-B-1,  Class II-B-2,  Class II-B-3
                                     and Class II-B-4 Principal  Distribution  Amounts on such Distribution  Date) and (ii)
                                     the Certificate  Principal Balance of the Class II-B-5 Certificates  immediately prior to such  Distribution  Date over (y) the lesser of (a) the aggregate  stated principal balance of the Group II  Mortgage  Loans as of the last day of the  related Due Period
                                     (after  giving  effect to scheduled  payments of principal  due during the related Due
                                     Period, to the extent received or advanced,  and unscheduled  collections of principal received  during the  related  Prepayment  Period,  and after  reduction  for Group II
                                     Realized  Losses  incurred  during the related  Prepayment  Period)  multiplied by (i)
                                     prior to the Distribution date in December 2012 approximately  [93.50]% and (ii) on or after the  Distribution  Date in  December  2012  approximately  [94.80]%  and (b) the amount,  if any, by which (i) the aggregate stated  principal  balance of the Group II
                                     Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments  of  principal  due  during the  related  Due Period to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  exceeds (ii) 0.50% of the Cut-off Date stated
                                     principal balance of the Group II Mortgage Loans and any negative  amortization of the
                                     Group II Mortgage Loans.
















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 43 of 88
--------------------------------------------------------------------------------


Class II-B-6 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (after taking into account the  distribution of the Class II-A,  Class II-B-1,  Class II-B-2,
                                     Class II-B-3,  Class II-B-4 and Class II-B-5  Principal  Distribution  Amounts on such
                                     Distribution  Date) and (ii) the  Certificate  Principal  Balance of the Class  II-B-6
                                     Certificates  immediately  prior to such  Distribution Date over (y) the lesser of (a)
                                     the aggregate stated  principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due  during  the  related  Due  Period,  to  the  extent  received  or  advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and  after  reduction  for  Group II  Realized  Losses  incurred  during  the  related
                                     Prepayment  Period)  multiplied by (i) prior to the Distribution date in December 2012 approximately  [94.75]% and (ii) on or after the  Distribution  Date in December  2012 approximately  [95.80]% and (b) the amount,  if any, by which (i) the aggregate stated
                                     principal  balance of the Group II  Mortgage  Loans as of the last day of the  related
                                     Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period to the extent received or advanced, and unscheduled  collections of principal  received  during the related  Prepayment  Period,  and after  reduction for
                                     Group II Realized Losses incurred during the related  Prepayment  Period) exceeds (ii)
                                     0.50% of the Cut-off Date stated principal  balance of the Group II Mortgage Loans and any negative amortization of the Group II Mortgage Loans.




















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 44 of 88
--------------------------------------------------------------------------------



Class II-B-7 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1,  Class  II-B-2,  Class  II-B-3,  Class  II-B-4,  Class II-B-5 and Class II-B-6
                                     Certificates  (after  taking into account the  distribution  of the Class II-A,  Class
                                     II-B-1,  Class  II-B-2,  Class  II-B-3,  Class  II-B-4,  Class II-B-5 and Class II-B-6
                                     Principal  Distribution  Amounts on such  Distribution  Date) and (ii) the Certificate
                                     Principal  Balance  of  the  Class  II-B-7  Certificates  immediately  prior  to  such
                                     Distribution  Date over (y) the lesser of (a) the aggregate stated  principal  balance of the Group II Mortgage  Loans as of the last day of the  related  Due Period  (after giving  effect to scheduled  payments of principal  due during the related Due Period, to the extent received or advanced, and unscheduled  collections of principal received during the  related  Prepayment  Period,  and after  reduction  for Group II  Realized
                                     Losses incurred during the related  Prepayment  Period) multiplied by (i) prior to the
                                     Distribution  date in December  2012  approximately  [96.00]% and (ii) on or after the
                                     Distribution Date in December 2012 approximately  [96.80]% and (b) the amount, if any, by which (i) the aggregate stated principal  balance of the Group II Mortgage Loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of  principal  due during the related Due Period to the extent  received or  advanced, and  unscheduled  collections  of  principal  received  during the related  Prepayment
                                     Period,  and after  reduction for Group II Realized Losses incurred during the related
                                     Prepayment  Period) exceeds (ii) 0.50% of the Cut-off Date stated principal balance of the Group II Mortgage  Loans and any  negative  amortization  of the Group II Mortgage
                                     Loans.



















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 45 of 88
--------------------------------------------------------------------------------


Class II-B-8 Principal               For any  Distribution  Date on or after the Group II Stepdown Date on which a Group II
Distribution                         Trigger  Event is not in  effect,  an amount  equal to the  excess (if any) of (x) the
Amount:                              sum of (i) the  aggregate  Certificate  Principal  Balance  of the Class  II-A,  Class
                                     II-B-1,  Class II-B-2,  Class II-B-3,  Class  II-B-4,  Class II-B-5,  Class II-B-6 and
                                     Class II-B-7  Certificates  (after taking into account the  distribution  of the Class
                                     II-A, Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class
                                     II-B-6 and Class II-B-7 Principal  Distribution Amounts on such Distribution Date) and
                                     (ii) the Certificate  Principal Balance of the Class II-B-8  Certificates  immediately prior to such  Distribution  Date  over (y) the  lesser  of (a) the  aggregate  stated
                                     principal  balance of the Group II  Mortgage  Loans as of the last day of the  related
                                     Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period, and after reduction for
                                     Group II Realized Losses incurred during the related  Prepayment Period) multiplied by
                                     (i) prior to the Distribution  date in December 2012  approximately  [97.25]% and (ii)
                                     on or after the Distribution Date in December 2012 approximately  [97.80]% and (b) the amount,  if any, by which (i) the aggregate stated  principal  balance of the Group II
                                     Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments  of  principal  due  during the  related  Due Period to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  exceeds (ii) 0.50% of the Cut-off Date stated
                                     principal balance of the Group II Mortgage Loans and any negative  amortization of the
                                     Group II Mortgage Loans.






















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 46 of 88
--------------------------------------------------------------------------------




Swap Agreement:                      The Supplemental  Interest Trust will include a swap derivative contract  for the  benefit of the Group I Offered  Certificates  (the "Swap
                                     Agreement").  The  Swap  Agreement  will be with  [Bear  Stearns  Financial
                                     Products] (the "Swap Provider").  The Supplemental Interest Trust will make payments  based on the  applicable  fixed  payment rate and the  applicable notional  balance  for  the  Distribution  Date  specified  below  and  the
                                     Supplemental  Interest Trust will receive payments based on one-month LIBOR and the applicable  notional  balance for the  Distribution  Date specified below.
































--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 47 of 88
--------------------------------------------------------------------------------



                    Swap Agreement Notional Balance Schedule

            ------------------------------------------------
             Period      Notional Balance ($)         Rate
            ------------------------------------------------
               1               271,534,418          4.94000
               2               258,878,712          4.94000
               3               246,825,546          4.94000
               4               235,345,593          4.94000
               5               224,410,987          4.94000
               6               213,995,247          4.94000
               7               204,073,204          4.94000
               8               194,620,940          4.94000
               9               185,615,719          4.94000
               10              177,035,931          4.94000
               11              168,861,033          4.94000
               12              161,071,496          4.94000
               13              153,648,755          4.94000
               14              146,575,158          4.94000
               15              139,833,922          4.94000
               16              133,409,089          4.94000
               17              127,285,483          4.94000
               18              121,448,674          4.94000
               19              115,884,937          4.94000
               20              110,581,219          4.94000
               21              105,525,106          4.94000
               22              100,704,788          4.94000
               23               96,109,032          4.94000
               24               91,727,152          4.94000
               25               87,548,981          4.94000
               26               83,564,847          4.94000
               27               79,765,547          4.94000
               28               76,142,323          4.94000
               29               72,686,845          4.94000
               30               69,355,399          4.94000
               31               66,214,012          4.94000
               32               62,465,982          4.94000
               33               46,881,684          4.94000
               34               44,531,174          4.94000
               35               42,095,568          4.94000
               36               40,339,253          4.94000
               37               38,656,205          4.94000
               38               37,043,368          4.94000
               39               35,497,813          4.94000
               40               34,016,733          4.94000
               41               32,597,440          4.94000
               42               31,237,356          4.94000
            -----------------------------------------------




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 48 of 88
--------------------------------------------------------------------------------


Cap Agreement:                       The Group I Certificateholders will benefit from a Cap Agreement with notional amounts and strike rates set forth below. Under the Cap Agreement, on or before each  Distribution  Date commencing with the Distribution  Date in February
                                     2007,  and ending with the  Distribution  Date in [December]  2012, the Cap
                                     Agreement   Provider   will  be  obligated  to  make  a  payment  for  that
                                     Distribution  Date equal to the product of (x) the  excess,  if any, of (a)
                                     One-Month  LIBOR as determined  pursuant to the Cap Agreement  over (b) the related cap rate as set forth below,  (y) the lesser of (i) notional amount for such Distribution Date as set forth below, (ii) the aggregate principal balance of the Group I Mortgage  Loans minus the Swap Notional  Balance for that Distribution Date and (z) a fraction,  the numerator of which is equal to the actual number of days in the related  calculation period as provided in the Cap Agreement, and the denominator of which is 360.



 Period Notional Balance ($)  Cap Rate  Period Notional Balance ($)   Cap Rate
   1                       0        6.66  31              88,936,181        5.94
   2               7,638,079        5.76  32              89,815,560        5.76
   3              14,766,255        6.41  33             102,583,252        6.19
   4              21,412,147        5.76  34             102,166,374        6.42
   5              27,601,940        5.96  35             101,886,130        6.23
   6              33,360,472        5.76  36             100,977,042        6.44
   7              38,711,293        5.96  37             100,043,947        6.22
   8              43,676,735        5.76  38              99,088,992        6.24
   9              48,277,978        5.76  39              98,114,214        6.94
   10             52,535,102        5.96  40              97,121,543        6.24
   11             56,467,150        5.76  41              96,112,807        6.45
   12             60,092,178        5.96  42              95,089,741        6.24
   13             63,427,306        5.76  43             123,987,997        6.46
   14             66,488,767        5.76  44             121,692,132        6.24
   15             69,291,951        6.17  45             119,438,706        6.24
   16             71,851,449        5.75  46             117,226,934        6.46
   17             74,181,095        5.96  47             115,056,047        6.24
   18             76,294,002        5.75  48             112,925,117        6.46
   19             78,202,603        5.95  49             110,833,581        6.24
   20             79,918,680        5.75  50             108,780,712        6.24
   21             81,453,404        5.75  51             106,765,797        6.95
   22             82,817,361        5.95  52             104,788,134        6.24
   23             84,020,584        5.75  53             102,847,036        6.46
   24             85,072,582        5.95  54             100,941,828        6.24
   25             85,982,365        5.75  55              99,071,846        6.46
   26             86,758,470        5.74  56              97,236,440        6.26
   27             87,408,987        6.39  57              95,434,971        6.26
   28             87,941,579        5.74  58              93,666,222        6.76
   29             88,363,505        5.94  59              91,930,391        6.77
   30             88,717,423        5.74  60              90,227,037        7.01


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 49 of 88
--------------------------------------------------------------------------------



                   Exhibit II- Group I Effective Rate Schedule

                  Class     Class     Class     Class     Class       Class
     Period       I-A-1     I-A-2     I-B-1     I-B-2     I-B-3       I-B-4
       1          5.51      5.56      5.75      6.35      7.35        7.35
       2          10.50     10.50     10.50     10.50     10.50       10.50
       3          10.50     10.50     10.50     10.50     10.50       10.50
       4          10.50     10.50     10.50     10.50     10.50       10.50
       5          10.50     10.50     10.50     10.50     10.50       10.50
       6          10.50     10.50     10.50     10.50     10.50       10.50
       7          10.50     10.50     10.50     10.50     10.50       10.50
       8          10.50     10.50     10.50     10.50     10.50       10.50
       9          10.50     10.50     10.50     10.50     10.50       10.50
       10         10.50     10.50     10.50     10.50     10.50       10.50
       11         10.50     10.50     10.50     10.50     10.50       10.50
       12         10.50     10.50     10.50     10.50     10.50       10.50
       13         10.50     10.50     10.50     10.50     10.50       10.50
       14         10.50     10.50     10.50     10.50     10.50       10.50
       15         10.50     10.50     10.50     10.50     10.50       10.50
       16         10.50     10.50     10.50     10.50     10.50       10.50
       17         10.50     10.50     10.50     10.50     10.50       10.50
       18         10.50     10.50     10.50     10.50     10.50       10.50
       19         10.50     10.50     10.50     10.50     10.50       10.50
       20         10.50     10.50     10.50     10.50     10.50       10.50
       21         10.50     10.50     10.50     10.50     10.50       10.50
       22         10.50     10.50     10.50     10.50     10.50       10.50
       23         10.50     10.50     10.50     10.50     10.50       10.50
       24         10.50     10.50     10.50     10.50     10.50       10.50
       25         10.50     10.50     10.50     10.50     10.50       10.50
       26         10.50     10.50     10.50     10.50     10.50       10.50
       27         10.50     10.50     10.50     10.50     10.50       10.50
       28         10.50     10.50     10.50     10.50     10.50       10.50
       29         10.50     10.50     10.50     10.50     10.50       10.50
       30         10.50     10.50     10.50     10.50     10.50       10.50
       31         10.50     10.50     10.50     10.50     10.50       10.50
       32         10.50     10.50     10.50     10.50     10.50       10.50
       33         10.50     10.50     10.50     10.50     10.50       10.50
       34         10.50     10.50     10.50     10.50     10.50       10.50
       35         10.50     10.50     10.50     10.50     10.50       10.50
       36         10.50     10.50     10.50     10.50     10.50       10.50
       37         10.50     10.50     10.50     10.50     10.50       10.50
       38         10.50     10.50     10.50     10.50     10.50       10.50
       39         10.50     10.50     10.50     10.50     10.50       10.50
       40         10.50     10.50     10.50     10.50     10.50       10.50
       41         10.50     10.50     10.50     10.50     10.50       10.50
       42         10.50     10.50     10.50     10.50     10.50       10.50
       43         10.50     10.50     10.50     10.50     10.50       10.50
       44         10.50     10.50     10.50     10.50     10.50       10.50
       45         10.50     10.50     10.50     10.50     10.50       10.50
       46         10.50     10.50     10.50     10.50     10.50       10.50



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 50 of 88
--------------------------------------------------------------------------------



                  Class     Class     Class     Class     Class       Class
     Period       I-A-1     I-A-2     I-B-1     I-B-2     I-B-3       I-B-4
       47         10.50     10.50     10.50     10.50     10.50       10.50
       48         10.50     10.50     10.50     10.50     10.50       10.50
       49         10.50     10.50     10.50     10.50     10.50       10.50
       50         10.50     10.50     10.50     10.50     10.50       10.50
       51         10.50     10.50     10.50     10.50     10.50       10.50
       52         10.50     10.50     10.50     10.50     10.50       10.50
       53         10.50     10.50     10.50     10.50     10.50       10.50
       54         10.50     10.50     10.50     10.50     10.50       10.50
       55         10.50     10.50     10.50     10.50     10.50       10.50
       56         10.50     10.50     10.50     10.50     10.50       10.50
       57         10.50     10.50     10.50     10.50     10.50       10.50
       58         10.50     10.50     10.50     10.50     10.50       10.50
       59         10.50     10.50     10.50     10.50     10.50       10.50
       60         10.50     10.50     10.50     10.50     10.50       10.50



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 51 of 88
--------------------------------------------------------------------------------


                                       Exhibit II- Group II Effective Rate Schedule
                 Class       Class        Class     Class     Class      Class     Class      Class     Class      Class     Class
 Period         II-A-1      II-A-2       II-A-3    II-B-1    II-B-2     II-B-3    II-B-4     II-B-5    II-B-6     II-B-7    II-B-8
    1             5.52        5.57         5.61      5.75       5.77      5.80      5.95       5.97      6.00       6.60      7.10
    2             9.15        9.15         9.15      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
    3            10.14       10.14        10.14     10.01      10.01     10.01     10.01      10.01     10.01      10.01     10.01
    4             9.16        9.16         9.16      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
    5             9.47        9.47         9.47      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
    6             9.16        9.16         9.16      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
    7             9.47        9.47         9.47      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
    8             9.17        9.17         9.17      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
    9             9.17        9.17         9.17      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   10             9.48        9.48         9.48      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   11             9.18        9.18         9.18      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   12             9.48        9.48         9.48      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   13             9.18        9.18         9.18      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   14             9.18        9.18         9.18      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   15             9.82        9.82         9.82      9.67       9.67      9.67      9.67       9.67      9.67       9.67      9.67
   16             9.19        9.19         9.19      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   17             9.50        9.50         9.50      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   18             9.20        9.20         9.20      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   19             9.51        9.51         9.51      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   20             9.20        9.20         9.20      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   21             9.21        9.21         9.21      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   22             9.52        9.52         9.52      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   23             9.21        9.21         9.21      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   24             9.53        9.53         9.53      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   25             9.22        9.22         9.22      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   26             9.23        9.23         9.23      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   27            10.22       10.22        10.22     10.01      10.01     10.01     10.01      10.01     10.01      10.01     10.01
   28             9.23        9.23         9.23      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   29             9.55        9.55         9.55      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   30             9.24        9.24         9.24      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   31             9.56        9.56         9.56      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   32             9.25        9.25         9.25      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   33             9.26        9.26         9.26      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   34             9.57        9.57         9.57      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   35             9.27        9.27         9.27      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   36             9.58        9.58         9.58      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   37             9.28        9.28         9.28      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   38             9.29        9.29         9.29      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   39            10.29       10.29        10.29     10.01      10.01     10.01     10.01      10.01     10.01      10.01     10.01
   40             9.30        9.30         9.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   41             9.62        9.62         9.62      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   42             9.32        9.32         9.32      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   43             9.63        9.63         9.63      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   44             9.33        9.33         9.33      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   45             9.34        9.34         9.34      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   46            10.40       10.40        10.40      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 52 of 88
--------------------------------------------------------------------------------


                 Class       Class        Class     Class     Class      Class     Class      Class     Class      Class     Class
 Period         II-A-1      II-A-2       II-A-3    II-B-1    II-B-2     II-B-3    II-B-4     II-B-5    II-B-6     II-B-7    II-B-8
   47            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   48            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   49            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   50            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   51            11.40       11.40        11.40     10.01      10.01     10.01     10.01      10.01     10.01      10.01     10.01
   52            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   53            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   54            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   55            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   56            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   57            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   58            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   59            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   60            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   61            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   62            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   63            11.01       11.01        11.01      9.67       9.67      9.67      9.67       9.67      9.67       9.67      9.67
   64            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   65            10.64       10.64        10.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   66            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   67            10.65       10.65        10.65      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   68            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   69            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   70            10.65       10.65        10.65      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   71            10.30       10.30        10.30      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   72            15.63       15.63        15.63      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   73             9.31        9.31         9.31      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   74             9.31        9.31         9.31      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   75            10.31       10.31        10.31     10.01      10.01     10.01     10.01      10.01     10.01      10.01     10.01
   76             9.32        9.32         9.32      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   77             9.64        9.64         9.64      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   78             9.33        9.33         9.33      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   79             9.65        9.65         9.65      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   80             9.35        9.35         9.35      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   81             9.36        9.36         9.36      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   82             9.68        9.68         9.68      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35
   83             9.37        9.37         9.37      9.04       9.04      9.04      9.04       9.04      9.04       9.04      9.04
   84             9.69        9.69         9.69      9.35       9.35      9.35      9.35       9.35      9.35       9.35      9.35




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 53 of 88
--------------------------------------------------------------------------------



                                                             Yield Tables
                                                Group I Sensitivity Analysis - To Call

Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-A-1
Avg. Life(yrs)                     7.82         5.37         3.98         3.11         2.52         2.08          1.51          1.13
Prin. Start Date              1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007     1/25/2007     1/25/2007
Prin. End Date                9/25/2025    7/25/2020    3/25/2017   12/25/2014    6/25/2013    4/25/2012    11/25/2010    11/25/2009
Prin. Window (months)               225          163          123           96           78           64            47            35
Yield (%)                          5.66         5.66         5.66         5.66         5.66         5.65          5.65          5.65


Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-A-2
Avg. Life(yrs)                     7.82         5.37         3.98         3.11         2.52         2.08          1.51          1.13
Prin. Start Date              1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007     1/25/2007     1/25/2007
Prin. End Date                9/25/2025    7/25/2020    3/25/2017   12/25/2014    6/25/2013    4/25/2012    11/25/2010    11/25/2009
Prin. Window (months)               225          163          123           96           78           64            47            35
Yield (%)                          5.71         5.71         5.71         5.71         5.71         5.71          5.71          5.71


Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-B-1
Avg. Life(yrs)                    12.99         9.02          6.7         5.27         4.42          3.9          3.39          2.93
Prin. Start Date              7/25/2013    3/25/2011    2/25/2010    1/25/2010    1/25/2010    1/25/2010     2/25/2010    11/25/2009
Prin. End Date                9/25/2025    7/25/2020    3/25/2017   12/25/2014    6/25/2013    4/25/2012    11/25/2010    11/25/2009
Prin. Window (months)               147          113           86           60           42           28            10             1
Yield (%)                          5.91          5.9          5.9         5.91         5.91         5.91          5.91          5.91


Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-B-2
Avg. Life(yrs)                    12.86          8.9         6.61          5.2         4.36         3.82          3.32          2.93
Prin. Start Date              7/25/2013    3/25/2011    2/25/2010    1/25/2010    1/25/2010    1/25/2010     2/25/2010    11/25/2009
Prin. End Date                9/25/2025    7/25/2020    3/25/2017   12/25/2014    6/25/2013    4/25/2012    11/25/2010    11/25/2009
Prin. Window (months)               147          113           86           60           42           28            10             1
Yield (%)                          6.53         6.53         6.53         6.53         6.53         6.53          6.53          6.53




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 54 of 88
--------------------------------------------------------------------------------



Percent of CPR                    10.00%       15.00%       20.00%      25.00%       30.00%       35.00%       45.00%        55.00%
Class I-B-3
Avg. Life(yrs)                     12.18         8.36         6.16        4.85         4.07         3.59         3.14          2.93
Prin. Start Date               7/25/2013    3/25/2011    2/25/2010   1/25/2010    1/25/2010    1/25/2010    1/25/2010    11/25/2009
Prin. End Date                 2/25/2024    2/25/2019    2/25/2016   1/25/2014    9/25/2012    9/25/2011    5/25/2010    11/25/2009
Prin. Window (months)                128           96           73          49           33           21            5             1
Yield (%)                           7.57         7.57         7.57        7.57         7.57         7.58         7.58          7.58


Percent of CPR                    10.00%       15.00%       20.00%      25.00%       30.00%       35.00%       45.00%        55.00%
Class I-B-4
Avg. Life(yrs)                       9.9          6.6         4.83        3.86         3.37         3.16         3.09          2.93
Prin. Start Date               7/25/2013    3/25/2011    2/25/2010   1/25/2010    1/25/2010    1/25/2010    1/25/2010    11/25/2009
Prin. End Date                11/25/2020    8/25/2016    1/25/2014   6/25/2012    6/25/2011    8/25/2010    1/25/2010    11/25/2009
Prin. Window (months)                 89           66           48          30           18            8            1             1
Yield (%)                           7.57         7.57         7.57        7.57         7.58         7.58         7.58          7.58























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 55 of 88
--------------------------------------------------------------------------------



                                              Group I Sensitivity Analysis - To Maturity

Percent of CPR                10.00%        15.00%       20.00%       25.00%      30.00%        35.00%        45.00%       55.00%
Class I-A-1
Avg. Life(yrs)                  8.23          5.78         4.33         3.39        2.75          2.28          1.65         1.23
Prin. Start Date           1/25/2007     1/25/2007    1/25/2007    1/25/2007   1/25/2007     1/25/2007     1/25/2007    1/25/2007
Prin. End Date            12/25/2035     9/25/2033    7/25/2029    7/25/2025   5/25/2022    12/25/2019     6/25/2016    1/25/2014
Prin. Window (months)            348           321          271          223         185           156           114           85
Yield (%)                       5.66          5.66         5.66         5.66        5.67          5.67          5.67         5.67


Percent of CPR                10.00%        15.00%       20.00%       25.00%      30.00%        35.00%        45.00%       55.00%
Class I-A-2
Avg. Life(yrs)                  8.23          5.78         4.33         3.39        2.75          2.28          1.65         1.23
Prin. Start Date           1/25/2007     1/25/2007    1/25/2007    1/25/2007   1/25/2007     1/25/2007     1/25/2007    1/25/2007
Prin. End Date            12/25/2035     9/25/2033    7/25/2029    7/25/2025   5/25/2022    12/25/2019     6/25/2016    1/25/2014
Prin. Window (months)            348           321          271          223         185           156           114           85
Yield (%)                       5.71          5.72         5.72         5.72        5.72          5.72          5.72         5.72


Percent of CPR                10.00%        15.00%       20.00%       25.00%      30.00%        35.00%        45.00%       55.00%
Class I-B-1
Avg. Life(yrs)                 13.28          9.26         6.89         5.44        4.55          4.01          3.47         3.36
Prin. Start Date           7/25/2013     3/25/2011    2/25/2010    1/25/2010   1/25/2010     1/25/2010     2/25/2010    3/25/2010
Prin. End Date             6/25/2028    11/25/2022    2/25/2019    8/25/2016   9/25/2014     6/25/2013     8/25/2011    6/25/2010
Prin. Window (months)            180           141          109           80          57            42            19            4
Yield (%)                       5.91          5.91         5.91         5.91        5.91          5.91          5.91         5.93


Percent of CPR                10.00%        15.00%       20.00%       25.00%      30.00%        35.00%        45.00%       55.00%
Class I-B-2
Avg. Life(yrs)                 12.87          8.91         6.61         5.21        4.36          3.83          3.32         3.24
Prin. Start Date           7/25/2013     3/25/2011    2/25/2010    1/25/2010   1/25/2010     1/25/2010     2/25/2010    2/25/2010
Prin. End Date             2/25/2026    10/25/2020    6/25/2017    2/25/2015   8/25/2013     6/25/2012    12/25/2010    3/25/2010
Prin. Window (months)            152           116           89           62          44            30            11            2
Yield (%)                       6.53          6.53         6.53         6.53        6.53          6.53          6.53         6.57






--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 56 of 88
--------------------------------------------------------------------------------


Percent of CPR                10.00%       15.00%       20.00%      25.00%       30.00%       35.00%       45.00%      55.00%
Class I-B-3
Avg. Life(yrs)                 12.18         8.36         6.16        4.85         4.07         3.59         3.14        3.16
Prin. Start Date           7/25/2013    3/25/2011    2/25/2010   1/25/2010    1/25/2010    1/25/2010    1/25/2010   1/25/2010
Prin. End Date             2/25/2024    2/25/2019    2/25/2016   1/25/2014    9/25/2012    9/25/2011    5/25/2010   2/25/2010
Prin. Window (months)            128           96           73          49           33           21            5           2
Yield (%)                       7.57         7.57         7.57        7.57         7.57         7.58         7.58        7.65


Percent of CPR                10.00%       15.00%       20.00%      25.00%       30.00%       35.00%       45.00%      55.00%
Class I-B-4
Avg. Life(yrs)                   9.9          6.6         4.83        3.86         3.37         3.16         3.09        3.09
Prin. Start Date           7/25/2013    3/25/2011    2/25/2010   1/25/2010    1/25/2010    1/25/2010    1/25/2010   1/25/2010
Prin. End Date            11/25/2020    8/25/2016    1/25/2014   6/25/2012    6/25/2011    8/25/2010    1/25/2010   1/25/2010
Prin. Window (months)             89           66           48          30           18            8            1           1
Yield (%)                       7.57         7.57         7.57        7.57         7.58         7.58         7.58        7.63





















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 57 of 88
--------------------------------------------------------------------------------


                                            Group II Sensitivity Analysis - To Call

Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-1
Avg. Life (yrs)                 8.83         5.91           4.3         3.31         2.65         2.18         1.52         1.09
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007
Prin. End Date             7/25/2027    5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            247          173           130          102           83           69           50           37
Yield (%)                       5.67         5.67          5.67         5.67         5.67         5.67         5.67         5.66


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-2
Avg. Life (yrs)                 8.83         5.91           4.3         3.31         2.65         2.18         1.52         1.09
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007
Prin. End Date             7/25/2027    5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            247          173           130          102           83           69           50           37
Yield (%)                       5.72         5.72          5.72         5.72         5.72         5.72         5.72         5.72


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-3
Avg. Life (yrs)                 8.83         5.91           4.3         3.31         2.65         2.18         1.52         1.09
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007    1/25/2007
Prin. End Date             7/25/2027    5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            247          173           130          102           83           69           50           37
Yield (%)                       5.76         5.76          5.76         5.76         5.76         5.76         5.76         5.76


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-1
Avg. Life (yrs)                14.37         9.92          7.68         6.17         5.09         4.35         3.68         3.09
Prin. Start Date          11/25/2014    1/25/2013    10/25/2011    9/25/2010    1/25/2010    2/25/2010    4/25/2010    1/25/2010
Prin. End Date             7/25/2027    5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153          101            73           58           47           32           11            1
Yield (%)                        5.9         5.91          5.91          5.9         5.91         5.91          5.9         5.91









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 58 of 88
--------------------------------------------------------------------------------


Percent of CPR                10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-2
Avg. Life (yrs)                14.37          9.91          7.67         6.17         5.09         4.35          3.6         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011    9/25/2010    1/25/2010    1/25/2010    3/25/2010    1/25/2010
Prin. End Date             7/25/2027     5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153           102            73           58           47           33           12            1
Yield (%)                       5.93          5.93          5.93         5.93         5.93         5.93         5.93         5.93


Percent of CPR                10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-3
Avg. Life (yrs)                14.37          9.91          7.67         6.16         5.09         4.33         3.56         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011    9/25/2010    1/25/2010    1/25/2010    3/25/2010    1/25/2010
Prin. End Date             7/25/2027     5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153           102            73           58           47           33           12            1
Yield (%)                       5.96          5.96          5.96         5.96         5.96         5.96         5.96         5.96


Percent of CPR                10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-4
Avg. Life (yrs)                14.37          9.91          7.66         6.16         5.09         4.33         3.56         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011    9/25/2010    1/25/2010    1/25/2010    3/25/2010    1/25/2010
Prin. End Date             7/25/2027     5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153           102            73           58           47           33           12            1
Yield (%)                       6.11          6.11          6.11         6.11         6.11         6.11         6.11         6.12



Percent of CPR                10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-5
Avg. Life (yrs)                14.37          9.91          7.66         6.16         5.09         4.33         3.52         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011    9/25/2010    1/25/2010    1/25/2010    2/25/2010    1/25/2010
Prin. End Date             7/25/2027     5/25/2021    10/25/2017    6/25/2015   11/25/2013    9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153           102            73           58           47           33           13            1
Yield (%)                       6.13          6.13          6.13         6.13         6.13         6.13         6.14         6.14









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 59 of 88
--------------------------------------------------------------------------------


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%      35.00%       45.00%       55.00%
Class II-B-6
Avg. Life (yrs)                14.27          9.84          7.59          6.11          5.04        4.33         3.51         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010   1/25/2010    2/25/2010    1/25/2010
Prin. End Date             7/25/2027     5/25/2021    10/25/2017     6/25/2015    11/25/2013   9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            153           102            73            58            47          33           13            1
Yield (%)                       6.17          6.17          6.17          6.16          6.17        6.17         6.17         6.17


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%      35.00%       45.00%       55.00%
Class II-B-7
Avg. Life (yrs)                13.86          9.52          7.34          5.92           4.9        4.28         3.47         3.09
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010   1/25/2010    2/25/2010    1/25/2010
Prin. End Date             4/25/2026     6/25/2020     1/25/2017    11/25/2014     5/25/2013   9/25/2012    2/25/2011    1/25/2010
Prin. Window (months)            138            91            64            51            41          33           13            1
Yield (%)                       6.79          6.79          6.79          6.79          6.79        6.79         6.79         6.79

Percent of CPR                10.00%       15.00%        20.00%        25.00%        30.00%       35.00%       45.00%      55.00%
Class II-B-8
Avg. Life(yrs)                 13.08         8.94          6.91          5.58          4.78         4.05         3.24        3.09
Prin. Start Date          11/25/2014   12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010    1/25/2010   1/25/2010
Prin. End Date             4/25/2024   11/25/2018    11/25/2015    12/25/2013    12/25/2012    3/25/2012    9/25/2010   1/25/2010
Prin. Window(months)             114           72            50            40            36           27            9           1
Yield(%)                        7.31         7.31          7.31          7.31          7.31         7.31         7.31        7.32











--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 60 of 88
--------------------------------------------------------------------------------


                                     Group II Sensitivity Analysis - To Maturity

Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-1
Avg. Life (yrs)                 9.26         6.33          4.64         3.58         2.87         2.36          1.65          1.16
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007     1/25/2007     1/25/2007
Prin. End Date            12/25/2036    4/25/2035     9/25/2029    3/25/2025   12/25/2021    6/25/2019     1/25/2016    10/25/2013
Prin. Window (months)            360          340           273          219          180          150           109            82
Yield (%)                       5.67         5.67          5.67         5.67         5.68         5.68          5.68          5.67


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-2
Avg. Life (yrs)                 9.26         6.33          4.64         3.58         2.87         2.36          1.65          1.16
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007     1/25/2007     1/25/2007
Prin. End Date            12/25/2036    4/25/2035     9/25/2029    3/25/2025   12/25/2021    6/25/2019     1/25/2016    10/25/2013
Prin. Window (months)            360          340           273          219          180          150           109            82
Yield (%)                       5.72         5.73          5.73         5.73         5.73         5.73          5.73          5.73


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-3
Avg. Life (yrs)                 9.26         6.33          4.64         3.58         2.87         2.36          1.65          1.16
Prin. Start Date           1/25/2007    1/25/2007     1/25/2007    1/25/2007    1/25/2007    1/25/2007     1/25/2007     1/25/2007
Prin. End Date            12/25/2036    4/25/2035     9/25/2029    3/25/2025   12/25/2021    6/25/2019     1/25/2016    10/25/2013
Prin. Window (months)            360          340           273          219          180          150           109            82
Yield (%)                       5.76         5.77          5.77         5.77         5.77         5.77          5.78          5.77


Percent of CPR                10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-B-1
Avg. Life (yrs)                15.12        10.56          8.17         6.57         5.42         4.64          3.96          4.12
Prin. Start Date          11/25/2014    1/25/2013    10/25/2011    9/25/2010    1/25/2010    2/25/2010     4/25/2010     9/25/2010
Prin. End Date             1/25/2034    2/25/2027     4/25/2022    2/25/2019   11/25/2016    3/25/2015    12/25/2012     9/25/2011
Prin. Window (months)            231          170           127          102           83           62            33            13
Yield (%)                       5.91         5.91          5.91         5.91         5.91         5.92          5.92          5.95







--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 61 of 88
--------------------------------------------------------------------------------



Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%       55.00%
Class II-B-2
Avg. Life (yrs)                14.96         10.41          8.05          6.47          5.33         4.57          3.84         3.73
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010     3/25/2010    7/25/2010
Prin. End Date             1/25/2032     3/25/2025    10/25/2020    11/25/2017    10/25/2015    5/25/2014     9/25/2012    4/25/2011
Prin. Window (months)            207           148           109            87            70           53            31           10
Yield (%)                       5.93          5.93          5.93          5.93          5.93         5.94          5.94         5.96


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%       55.00%
Class II-B-3
Avg. Life (yrs)                14.84          10.3          7.96           6.4          5.28          4.5          3.76         3.59
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010     3/25/2010    6/25/2010
Prin. End Date            10/25/2030     2/25/2024    11/25/2019     2/25/2017     3/25/2015   11/25/2013     5/25/2012   12/25/2010
Prin. Window (months)            192           135            98            78            63           47            27            7
Yield (%)                       5.96          5.96          5.96          5.96          5.96         5.96          5.96         5.98


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%       55.00%
Class II-B-4
Avg. Life (yrs)                14.71         10.19          7.86          6.33          5.22         4.46          3.72          3.5
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010     3/25/2010    5/25/2010
Prin. End Date            12/25/2029     5/25/2023     4/25/2019     8/25/2016    11/25/2014    7/25/2013     2/25/2012   10/25/2010
Prin. Window (months)            182           126            91            72            59           43            24            6
Yield (%)                       6.12          6.12          6.12          6.12          6.12         6.12          6.12         6.14



Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%       55.00%
Class II-B-5
Avg. Life (yrs)                14.54         10.05          7.75          6.24          5.15          4.4          3.64          3.4
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010     2/25/2010    4/25/2010
Prin. End Date            12/25/2028     7/25/2022     8/25/2018     2/25/2016     6/25/2014    3/25/2013    11/25/2011    8/25/2010
Prin. Window (months)            170           116            83            66            54           39            22            5
Yield (%)                       6.14          6.14          6.14          6.14          6.14         6.14          6.14         6.16







--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 62 of 88
--------------------------------------------------------------------------------


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%       45.00%       55.00%
Class II-B-6
Avg. Life (yrs)                14.28          9.84          7.59          6.11          5.05         4.39         3.57         3.31
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010    2/25/2010    3/25/2010
Prin. End Date            10/25/2027     8/25/2021    12/25/2017     7/25/2015    12/25/2013   12/25/2012    7/25/2011    5/25/2010
Prin. Window (months)            156           105            75            59            48           36           18            3
Yield (%)                       6.17          6.17          6.17          6.17          6.17         6.17         6.17         6.18


Percent of CPR                10.00%        15.00%        20.00%        25.00%        30.00%       35.00%       45.00%       55.00%
Class II-B-7
Avg. Life (yrs)                13.86          9.52          7.34          5.92           4.9         4.28         3.47         3.23
Prin. Start Date          11/25/2014    12/25/2012    10/25/2011     9/25/2010     1/25/2010    1/25/2010    2/25/2010    2/25/2010
Prin. End Date             4/25/2026     6/25/2020     1/25/2017    11/25/2014     5/25/2013   10/25/2012    3/25/2011    3/25/2010
Prin. Window (months)            138            91            64            51            41           34           14            2
Yield (%)                       6.79          6.79          6.79          6.79          6.79         6.79         6.79         6.81

Percent of CPR                10.00%       15.00%        20.00%         25.00%        30.00%       35.00%       45.00%      55.00%
Class II-B-8
Avg. Life(yrs)                 13.08         8.94          6.91           5.58          4.78         4.05         3.24        3.17
Prin. Start Date          11/25/2014   12/25/2012    10/25/2011      9/25/2010     1/25/2010    1/25/2010    1/25/2010   1/25/2010
Prin. End Date             4/25/2024   11/25/2018    11/25/2015     12/25/2013    12/25/2012    3/25/2012    9/25/2010   2/25/2010
Prin. Window(months)             114           72            50             40            36           27            9           2
Yield(%)                        7.31         7.31          7.31           7.31          7.31         7.31         7.31        7.34














--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 63 of 88
--------------------------------------------------------------------------------




                                            Exhibit IV Collateral Tables


                                                 Group I Mortgage Loans


                                     CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                   Wtd. Avg.
                                         Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Range of Current             Number of   Principal     Percent of    Principal      Term to       FICO      Current       Original
Mortgage Loan                Mortgage     Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Principal Balances ($)         Loans    Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
        0.00 -    49,999.99      2        82,193.54       0.03       41,096.77          356         729       7.757       79.13
   50,000.00 -    99,999.99     14     1,216,432.60       0.45       86,888.04          357         734       7.188       74.98
  100,000.00 -   149,999.99     42     5,288,763.11       1.95      125,922.93          356         731       6.812       75.76
  150,000.00 -   199,999.99     47     8,265,312.98       3.04      175,857.72          356         734       6.716       74.82
  200,000.00 -   249,999.99     39     8,701,122.83       3.20      223,105.71          357         730       6.671       74.69
  250,000.00 -   299,999.99     45    12,312,654.17       4.53      273,614.54          357         732       6.717       77.86
  300,000.00 -   349,999.99     29     9,303,480.02       3.43      320,809.66          357         740       6.812       74.32
  350,000.00 -   399,999.99     28    10,382,886.92       3.82      370,817.39          356         734       6.695       76.50
  400,000.00 -   449,999.99     47    20,046,511.17       7.38      426,521.51          357         734       6.697       76.43
  450,000.00 -   999,999.99    273   164,695,482.06      60.65      603,280.15          357         729       6.804       74.95
1,000,000.00 - 1,999,999.99     17    22,142,078.33       8.15    1,302,475.20          358         733       6.702       69.81
2,000,000.00 +                   3     9,097,500.00       3.35    3,032,500.00          357         774       6.871       58.59
                          ----------------------------------------------------------------------------------------------------------
Total                          586  $271,534,417.73     100.00%   $463,369.31           357         732       6.777%      74.27%


As of the Cut-off Date, the average Current Balance of the Group I Loans was approximately $463,369.
















--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 64 of 88
--------------------------------------------------------------------------------


                                MORTGAGE LOAN PRINCIPAL BALANCES AT ORIGINATION

                                                                                   Wtd. Avg.
                                           Aggregate                  Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Range of Principal           Number of      Principal   Percent of   Principal      Term to       FICO     Current       Original
Balances at                   Mortgage      Balance      Mortgage     Balance      Maturity      Credit    Mortgage   Loan-To-Value
Origination ($)                Loans      Outstanding     Pool      Outstanding    (Months)      Score      Rate          Ratio
        0.00 -    49,999.99       1        49,542.71      0.02       49,542.71       356         683       8.750           80.00
   50,000.00 -    99,999.99      12     1,056,266.49      0.39       88,022.21       356         724       7.351           77.16
  100,000.00 -   149,999.99      41     5,148,433.12      1.90      125,571.54       356         730       6.807           76.26
  150,000.00 -   499,999.99     302    99,744,220.80     36.73      330,278.88       357         731       6.751           76.55
  500,000.00 -   549,999.99      65    33,099,416.12     12.19      509,221.79       357         727       6.767           75.12
  550,000.00 -   599,999.99      33    18,920,552.28      6.97      573,350.07       356         739       6.791           75.54
  600,000.00 -   649,999.99      36    22,366,547.42      8.24      621,292.98       357         731       6.829           74.30
  650,000.00 -   699,999.99      22    14,698,633.91      5.41      668,119.72       357         723       6.725           74.59
  700,000.00 -   749,999.99      10     7,099,500.00      2.61      709,950.00       357         728       6.687           76.67
  750,000.00 -   999,999.99      41    35,455,801.97     13.06      864,775.66       357         732       6.865           72.37
1,000,000.00 - 1,999,999.99      20    24,798,002.91      9.13    1,239,900.15       358         736       6.702           69.95
2,000,000.00 +                    3     9,097,500.00      3.35    3,032,500.00       357         774       6.871           58.59
                            --------------------------------------------------------------------------------------------------------
Total                           586  $271,534,417.73    100.00%    $463,369.31       357         732       6.777%          74.27%


As of the Cut-off Date, the average Original Balance of the Group I Loans was approximately $467,044.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 65 of 88
--------------------------------------------------------------------------------


                                ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS

                                                                                     Wtd. Avg.
                                           Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.    Wtd. Avg.
                             Number of      Principal    Percent of    Principal      Term to       FICO      Current      Original
Original Term to              Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage Loan-To-Value
Maturity (Months)              Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate       Ratio

360                             586     271,534,417.73      100.00    463,369.31         357         732       6.777        74.27
                             -------------------------------------------------------------------------------------------------------

Total                           586    $271,534,417.73      100.00%  $463,369.31         357         732       6.777%       74.27%


As of the Cut-off Date, the weighted average Original Term to Maturity of the Group I Loans was approximately 360 months.


                               REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS

                                                                                     Wtd. Avg.
                                           Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.   Wtd. Avg.
                             Number of      Principal    Percent of    Principal      Term to       FICO      Current     Original
Remaining Term to             Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage Loan-To-Value
Maturity (Months)              Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate      Ratio
300 -  359                      586     271,534,417.73     100.00     463,369.31        357         732        6.777        74.27
                             -------------------------------------------------------------------------------------------------------
Total                           586    $271,534,417.73     100.00%   $463,369.31        357         732        6.777%       74.27%


As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Group I Loans was approximately 357 months.


                                                   MORTGAGE LOAN PROPERTY TYPES

                                                                                  Wtd. Avg.
                                           Aggregate                 Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                             Number of      Principal  Percent of   Principal     Term to       FICO      Current       Original
                              Mortgage      Balance     Mortgage     Balance      Maturity      Credit     Mortgage   Loan-To-Value
Property Type                  Loans      Outstanding     Pool    Outstanding    (Months)      Score        Rate         Ratio
2-4 Family                       14      5,740,323.06      2.11    410,023.08        356         733       6.995           74.85
Condominium                      60     18,619,938.63      6.86    310,332.31        357         750       6.750           73.72
PUD                             172     88,562,642.07     32.62    514,899.08        357         723       6.801           75.69
Single Family                   340    158,611,513.97     58.41    466,504.45        357         735       6.760           73.51
                           ---------------------------------------------------------------------------------------------------------
Total                           586   $271,534,417.73    100.00%  $463,369.31        357         732       6.777%          74.27%




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 66 of 88
--------------------------------------------------------------------------------



                                                  MORTGAGE LOAN OCCUPANCY TYPES

                                                                                     Wtd. Avg.
                                           Aggregate                    Average      Remaining   Wtd. Avg. Wtd. Avg.   Wtd. Avg.
                             Number of      Principal    Percent of    Principal      Term to       FICO    Current     Original
                              Mortgage      Balance       Mortgage      Balance      Maturity      Credit   Mortgage   Loan-To-Value
Occupancy Type                 Loans      Outstanding       Pool      Outstanding    (Months)      Score     Rate        Ratio
Investor                         81      23,952,769.31      8.82       295,713.20       357         746     7.049         72.88
Owner Occupied                  470     227,673,421.68     83.85       484,411.54       357         730     6.730         74.75
Second Home                      35      19,908,226.74      7.33       568,806.48       357         750     6.995         70.42
                             ------------------------------------------------------------------------------------------------------
Total                           586    $271,534,417.73    100.00%     $463,369.31       357         732     6.777%        74.27%


                                                         MORTGAGE LOAN PURPOSE

                                                                                     Wtd. Avg.
                                           Aggregate                    Average      Remaining   Wtd. Avg.  Wtd. Avg.     Wtd. Avg.
                             Number of      Principal    Percent of    Principal      Term to       FICO    Current       Original
                              Mortgage      Balance       Mortgage      Balance      Maturity      Credit   Mortgage   Loan-To-Value
Loan Purpose                   Loans      Outstanding       Pool      Outstanding    (Months)      Score      Rate         Ratio
Cash Out Refinance               178     85,321,573.72      31.42      479,334.68       357         726      6.722         69.97
Purchase                         323    142,103,459.06      52.33      439,948.79       357         737      6.868         77.53
Rate/Term Refinance               85     44,109,384.95      16.24      518,933.94       357         731      6.594         72.06
                             -------------------------------------------------------------------------------------------------------
Total                            586   $271,534,417.73     100.00%    $463,369.31       357         732      6.777%        74.27%


                                           MORTGAGE LOAN DOCUMENTATION PROGRAMS

                                                                                    Wtd. Avg.
                                           Aggregate                    Average     Remaining   Wtd. Avg.  Wtd. Avg.    Wtd. Avg.
                             Number of      Principal    Percent of    Principal     Term to       FICO     Current      Original
Documentation                 Mortgage      Balance       Mortgage      Balance     Maturity      Credit    Mortgage  Loan-To-Value
Programs                       Loans      Outstanding       Pool      Outstanding   (Months)      Score       Rate       Ratio
Full/Alternative                142      53,720,472.12     19.78      378,313.18       356         724       6.545        74.76
No Income/No
Asset                            37      14,211,961.56      5.23      384,107.07       357         729       6.954        68.85
No Ratio                         49      20,935,603.57      7.71      427,257.22       357         741       7.099        76.64
Stated
Income                          353     180,798,845.80     66.58      512,178.03       357         735       6.795        74.29
Stated/Stated                     5       1,867,534.68      0.69      373,506.94       356         711       6.839        72.00
                             -------------------------------------------------------------------------------------------------------
Total                           586    $271,534,417.73    100.00%    $463,369.31       357         732       6.777%       74.27%




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 67 of 88
--------------------------------------------------------------------------------


                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                                   Wtd. Avg.
Range of                                 Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Original                   Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Loan-To-Value               Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Ratios (%)                   Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
  0.00 - 50.00                 24       8,645,723.32      3.18      360,238.47          357         753       6.558           42.98
50.01 - 55.00                  15       9,965,641.76      3.67      664,376.12          357         747       6.497           53.06
55.01 - 60.00                  28      15,455,182.41      5.69      551,970.80          357         757       6.729           58.50
60.01 - 65.00                  21      15,819,658.17      5.83      753,317.06          356         734       6.710           63.64
65.01 - 70.00                  30      17,363,755.64      6.39      578,791.85          357         736       6.795           68.95
70.01 - 75.00                  62      36,523,197.22     13.45      589,083.83          357         730       6.743           73.75
75.01 - 80.00                 368     157,487,530.41     58.00      427,955.25          357         728       6.794           79.62
80.01 - 85.00                   7       1,995,660.38      0.73      285,094.34          356         724       7.150           83.25
85.01 - 90.00                  21       5,221,810.33      1.92      248,657.63          356         720       7.310           89.57
90.01 - 95.00                   9       2,596,258.09      0.96      288,473.12          356         723       7.252           94.82
95.01 +                         1         460,000.00      0.17      460,000.00          356         806       7.125           95.83
                             -------------------------------------------------------------------------------------------------------
Total                          586   $271,534,417.73   100.00%     $463,369.31          357         732       6.777%          74.27%


As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Group I Loans was approximately 74.27%.























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 68 of 88
--------------------------------------------------------------------------------




                   COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS


Range of                                                                           Wtd. Avg.
Original                                  Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Combined                   Number of     Principal    Percent of    Principal      Term to       FICO      Current       Original
Loan-To-Value               Mortgage     Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Ratios (%)                   Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
    0.00 - 50.00               21      7,892,723.32        2.91    375,843.97          357         756       6.576           43.18
  50.01 -   55.00              13      5,990,641.76        2.21    460,818.60          358         738       6.330           53.02
  55.01 -   60.00              23     13,237,532.98        4.88    575,544.91          357         759       6.727           58.38
  60.01 -   65.00              18     12,357,608.72        4.55    686,533.82          356         729       6.425           60.36
  65.01 -   70.00              25     12,606,680.67        4.64    504,267.23          357         741       6.697           67.56
  70.01 -   75.00              48     30,954,717.14       11.40    644,889.94          357         731       6.836           72.59
  75.01 -   80.00             120     54,252,082.35       19.98    452,100.69          357         725       6.756           78.00
  80.01 -   85.00              25     12,269,706.54        4.52    490,788.26          357         735       6.634           77.31
  85.01 -   90.00              88     35,737,423.84       13.16    406,107.09          356         730       6.816           78.83
  90.01 -   95.00              69     29,123,545.54       10.73    422,080.37          356         718       6.850           80.56
  95.01 -  100.00             136     57,111,754.87       21.03    419,939.37          357         737       6.916           79.59
                             -------------------------------------------------------------------------------------------------------
Total                         586   $271,534,417.73      100.00%  $463,369.31          357         732       6.777%          74.27%


As of the Cut-off Date, the weighted average Combined Original Loan-to-Value Ratio of the Group I Loans was approximately 82.32%.



























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 69 of 88
--------------------------------------------------------------------------------



                                  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS

                                                                                  Wtd. Avg.
                                         Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                           Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Geographic                 Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Distribution                 Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
Alabama                          2      589,150.00        0.22    294,575.00          350         775       6.042            73.58
Alaska                           1      267,300.00        0.10    267,300.00          357         728       6.500            89.10
Arizona                         43   20,179,784.45        7.43    469,297.31          357         730       6.807            74.61
California                     220  118,633,154.38       43.69    539,241.61          357         729       6.697            74.03
Colorado                        12    6,171,200.69        2.27    514,266.72          357         712       6.744            76.83
Connecticut                      2      979,292.01        0.36    489,646.01          357         733       6.699            80.00
Delaware                         2      898,999.96        0.33    449,499.98          356         680       7.054            81.10
District of Columbia             4    1,872,666.39        0.69    468,166.60          357         731       6.619            73.66
Florida                         41   21,769,709.36        8.02    530,968.52          357         736       7.006            72.92
Georgia                          5    1,569,300.00        0.58    313,860.00          357         749       6.618            70.04
Hawaii                           4    4,739,490.00        1.75  1,184,872.50          357         769       7.305            69.40
Idaho                            3      396,794.67        0.15    132,264.89          357         685       6.459            73.47
Illinois                        21    8,038,271.69        2.96    382,774.84          357         746       6.800            69.87
Indiana                          4      520,303.96        0.19    130,075.99          356         718       7.120            82.85
Iowa                             1      607,920.00        0.22    607,920.00          358         756       6.375            80.00
Kansas                           2      645,439.14        0.24    322,719.57          356         690       6.122            80.00
Kentucky                         2      507,096.41        0.19    253,548.21          356         762       7.827            86.03
Maryland                        34   13,056,680.50        4.81    384,020.01          357         717       6.827            77.00
Massachusetts                    6    4,834,368.86        1.78    805,728.14          357         757       6.760            63.00
Michigan                         3      896,092.37        0.33    298,697.46          358         764       7.084            76.16
Minnesota                        4    1,728,671.65        0.64    432,167.91          357         738       6.919            68.68
Missouri                         3    1,161,378.93        0.43    387,126.31          357         732       6.896            81.53
Montana                          2      735,404.95        0.27    367,702.48          358         772       6.654            65.30
Nevada                          24    8,027,159.28        2.96    334,464.97          357         741       6.592            75.48
New Jersey                      12    5,475,655.08        2.02    456,304.59          357         752       7.067            70.66
New Mexico                       3    1,448,699.87        0.53    482,899.96          357         733       6.620            78.45
New York                         1      437,000.00        0.16    437,000.00          356         710       7.250            95.00
North Carolina                   6    1,915,847.23        0.71    319,307.87          356         724       6.671            69.52
Ohio                             9    1,798,502.74        0.66    199,833.64          356         730       7.084            81.90
Oregon                          10    4,738,371.16        1.75    473,837.12          358         739       6.727            77.04
Pennsylvania                     3      487,089.26        0.18    162,363.09          358         704       7.101            78.75
Rhode Island                     3    1,218,118.55        0.45    406,039.52          356         762       7.144            73.95
South Carolina                   1      780,000.00        0.29    780,000.00          357         801       7.000            70.91
Texas                            8    3,266,198.40        1.20    408,274.80          357         719       6.808            78.82
Utah                             6    3,683,318.91        1.36    613,886.49          357         748       7.033            74.97
Virginia                        28   10,385,678.86        3.82    370,917.10          357         732       6.681            73.63



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 70 of 88
--------------------------------------------------------------------------------


                          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS (CONT.)

Washington                      42    14,808,269.28        5.45    352,577.84          357         733       6.804            77.65
West Virginia                    8     1,690,538.74        0.62    211,317.34          356         729       6.811            78.26
Wisconsin                        1       575,500.00        0.21    575,500.00          355         744       6.625            80.00
                             -------------------------------------------------------------------------------------------------------
Total                          586  $271,534,417.73      100.00%  $463,369.31          357         732       6.777%           74.27%


                                   CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                  Wtd. Avg.
                                         Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                   Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Current                    Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)            Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
0.000 - 5.499                    3     1,733,669.94        0.64    577,889.98          342         753       5.250            74.42
5.500 - 5.999                   19     6,698,490.38        2.47    352,552.13          357         729       5.820            68.37
6.000 - 6.499                  124    56,429,187.39       20.78    455,074.09          357         736       6.232            72.34
6.500 - 6.999                  257   119,587,831.17       44.04    465,322.30          357         733       6.707            74.34
7.000 - 7.499                  125    61,826,640.51       22.77    494,613.12          357         727       7.176            75.46
7.500 - 7.999                   45    21,460,433.34        7.90    476,898.52          357         733       7.628            75.86
8.000 - 8.499                   11     3,649,622.33        1.34    331,783.85          356         726       8.170            82.16
8.500 - 8.999                    2       148,542.67        0.05     74,271.34          355         724       8.583            86.66
                           ---------------------------------------------------------------------------------------------------------
Total                          586  $271,534,417.73      100.00%  $463,369.31          357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Current Mortgage Rate of the Group I Loans was approximately 6.777%.








--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 71 of 88
--------------------------------------------------------------------------------



                                   MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                       Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                   Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Maximum                    Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)            Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
10.000 - 10.499                1        598,811.22        0.22    598,811.22          334         781       5.250            80.00
10.500 - 10.999                1        359,650.00        0.13    359,650.00          346         776       5.750            63.10
11.000 - 11.499               22     14,902,689.59        5.49    677,394.98          356         738       6.162            68.92
10.500 - 11.999               34     14,956,614.69        5.51    439,900.43          357         725       6.306            74.02
12.000 - 12.499              117     48,315,299.99       17.79    412,951.28          357         735       6.345            74.01
12.500 +                     411    192,401,352.24       70.86    468,129.81          357         732       6.977            74.77
                           ---------------------------------------------------------------------------------------------------------
Total                        586   $271,534,417.73     100.00%   $463,369.31          357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group I Loans was approximately 12.660%.

                                   MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                  Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Minimum                   Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)           Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
2.000 - 2.499                  203    125,953,513.67     46.39    620,460.66        357         731       6.954            74.61
2.500 - 2.999                  172     77,041,718.51     28.37    447,916.97        357         738       6.516            71.79
3.000 - 3.499                  211     68,539,185.55     25.24    324,830.26        356         729       6.748            76.41
                           ---------------------------------------------------------------------------------------------------------
Total                          586   $271,534,417.73    100.00%  $463,369.31        357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Group I Loans was approximately 2.582%.

                                               INDEX TYPE OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
                          Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Index Type                  Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
1YR LIBOR                     23     12,001,846.82        4.42    521,819.43          355         720       6.726            72.71
6M LIBOR                     563    259,532,570.91       95.58    460,981.48          357         733       6.780            74.34
                          ---------------------------------------------------------------------------------------------------------
Total                        586   $271,534,417.73      100.00%  $463,369.31          357         732       6.777%           74.27%


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 72 of 88
--------------------------------------------------------------------------------




                                             GROSS MARGINS OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Range of                  Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Gross Margins (%)           Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
2.000 - 2.499                204     126,559,632.22       46.61    620,390.35        357         731       6.957            74.59
2.500 - 2.999                171      76,435,599.96       28.15    446,991.81        357         738       6.507            71.80
3.000 - 3.499                211      68,539,185.55       25.24    324,830.26        356         729       6.748            76.41
                          ---------------------------------------------------------------------------------------------------------
Total                        586    $271,534,417.73     100.00%   $463,369.31        357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Gross Margin of the Group I Loans was approximately 2.580%.


                                 RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Rate of Adjustment        Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Frequency (Months)          Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
6                            563     259,532,570.91       95.58    460,981.48        357         733       6.780            74.34
12                            23      12,001,846.82        4.42    521,819.43        355         720       6.726            72.71
                          ----------------------------------------------------------------------------------------------------------
Total                        586    $271,534,417.73      100.00%  $463,369.31        357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Rate Adjustment Frequency of the Group I Loans was approximately 6 months.





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 73 of 88
--------------------------------------------------------------------------------



                           MONTHS TO NEXT RATE ADJUSTMENT OF THE MORTGAGE LOANS

                                                                                Wtd. Avg.
                                       Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Months to                Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Next Rate of             Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Adjustment                 Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
29                            1        192,367.00        0.07    192,367.00        353         715       7.875            82.56
30                            4       1,704,582.00        0.63    426,145.50       354         758       7.180            67.03
31                           16       4,433,945.80        1.63    277,121.61       355         730       6.852            77.64
32                          159      51,796,288.78       19.08    325,762.82       356         728       6.779            76.72
33                          100      29,278,466.79       10.78    292,784.67       357         730       6.786            77.60
34                            9       3,988,315.80        1.47    443,146.20       354         753       6.144            74.15
37                            1         642,858.72        0.24    642,858.72       337         738       5.250            64.95
46                            1         359,650.00        0.13    359,650.00       346         776       5.750            63.10
50                            1         413,548.00        0.15    413,548.00       350         773       6.500            80.00
51                            1         849,244.03        0.31    849,244.03       351         779       6.250            80.00
54                            2       1,044,000.00        0.38    522,000.00       354         699       6.914            66.30
55                            7       4,255,500.00        1.57    607,928.57       355         730       6.494            74.67
56                           25      14,444,936.00        5.32    577,797.44       356         725       7.095            77.52
57                          104      67,986,989.85       25.04    653,721.06       357         729       7.025            73.45
58                          137      74,020,208.38       27.26    540,293.49       358         738       6.633            72.11
59                            1       1,500,000.00        0.55  1,500,000.00       359         737       6.375            75.00
82                           16      14,419,909.95        5.31    901,244.37       358         743       6.362            70.54
83                            1         203,606.63        0.07    203,606.63       359         702       6.250            80.00
                           --------------------------------------------------------------------------------------------------------
Total                       586    $271,534,417.73      100.00%  $463,369.31        357        732       6.777%           74.27%


As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Group I Loans was approximately 50.









--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 74 of 88
--------------------------------------------------------------------------------



                        MONTHS TO NEXT PAYMENT ADJUSTMENT OF THE MORTGAGE LOANS

                                                                                Wtd. Avg.
                                       Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Months to                Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Next Payment             Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Adjustment                 Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
29                               1      192,367.00        0.07    192,367.00          353         715       7.875            82.56
30                               4    1,704,582.00        0.63    426,145.50          354         758       7.180            67.03
31                              16    4,433,945.80        1.63    277,121.61          355         730       6.852            77.64
32                             159   51,796,288.78       19.08    325,762.82          356         728       6.779            76.72
33                             100   29,278,466.79       10.78    292,784.67          357         730       6.786            77.60
34                               9    3,988,315.80        1.47    443,146.20          354         753       6.144            74.15
37                               1      642,858.72        0.24    642,858.72          337         738       5.250            64.95
46                               1      359,650.00        0.13    359,650.00          346         776       5.750            63.10
50                               1      413,548.00        0.15    413,548.00          350         773       6.500            80.00
51                               1      849,244.03        0.31    849,244.03          351         779       6.250            80.00
54                               2    1,044,000.00        0.38    522,000.00          354         699       6.914            66.30
55                               7    4,255,500.00        1.57    607,928.57          355         730       6.494            74.67
56                              25   14,444,936.00        5.32    577,797.44          356         725       7.095            77.52
57                             104   67,986,989.85       25.04    653,721.06          357         729       7.025            73.45
58                             137   74,020,208.38       27.26    540,293.49          358         738       6.633            72.11
59                               1    1,500,000.00        0.55  1,500,000.00          359         737       6.375            75.00
82                              16   14,419,909.95        5.31    901,244.37          358         743       6.362            70.54
83                               1      203,606.63        0.07    203,606.63          359         702       6.250            80.00
                          ---------------------------------------------------------------------------------------------------------
Total                          586 $271,534,417.73      100.00%  $463,369.31          357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Months to Next Payment Adjustment of the Group I Loans was approximately 50.













--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 75 of 88
--------------------------------------------------------------------------------



                                        FICO CREDIT SCORES OF THE MORTGAGE LOANS

                                                                                Wtd. Avg.
FICO                                   Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Credit Scores            Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
of the                   Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Loans             Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
 600 -  624                    1       364,000.00        0.13    364,000.00          357         624       7.875            80.00
 625 -  649                    8     3,482,693.67        1.28    435,336.71          357         645       6.610            75.75
 650 -  674                   31    15,532,823.95        5.72    501,058.84          357         667       7.003            75.82
 675 -  699                   92    40,570,558.02       14.94    440,984.33          357         686       6.833            75.93
 700 +                       454   211,584,342.09       77.92    466,044.81          357         748       6.751            73.80
                          ---------------------------------------------------------------------------------------------------------
Total                        586  $271,534,417.73      100.00%  $463,369.31          357         732       6.777%           74.27%


As of the Cut-off Date, the weighted average Fico Credit Score of the Group I Loans was approximately 732.

                                               PREPAYMENT PENALTY TERM (MONTHS)

                                                                                Wtd. Avg.
                                       Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                         Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Prepayment Penalty       Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Term (Months)              Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
No PP                        482    209,909,259.70       77.30    435,496.39        357         732       6.780            74.38
4MPP                           9      6,189,798.97        2.28    687,755.44        357         712       6.863            71.57
5MPP                           2        943,999.00        0.35    471,999.50        357         723       7.236            80.00
6MPP                          10      5,700,734.69        2.10    570,073.47        357         739       6.958            76.29
12MPP                         16      9,541,085.48        3.51    596,317.84        358         744       6.523            74.17
36MPP                         67     39,249,539.89       14.45    585,814.03        357         737       6.773            73.66
                          ---------------------------------------------------------------------------------------------------------
Total                        586   $271,534,417.73      100.00%  $463,369.31        357         732       6.777%           74.27%











--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 76 of 88
--------------------------------------------------------------------------------



                                                  Group II Mortgage Loans


                                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                  Wtd. Avg.
                                         Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Range of Current          Number of       Principal    Percent of    Principal      Term to       FICO      Current       Original
Mortgage Loan              Mortgage       Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Principal Balances ($)      Loans       Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
   50,000.00 -    99,999.99      25     1,998,207.66      0.38     79,928.31          379         713       7.945           74.49
  100,000.00 -   149,999.99      88    11,294,914.81      2.14    128,351.30          415         710       8.028           74.36
  150,000.00 -   199,999.99     142    25,165,959.60      4.77    177,225.07          410         715       8.175           74.84
  200,000.00 -   249,999.99     199    44,432,098.39      8.41    223,276.88          412         713       8.235           76.29
  250,000.00 -   299,999.99     153    41,932,775.11      7.94    274,070.43          415         709       8.290           78.65
  300,000.00 -   349,999.99     158    51,156,764.24      9.69    323,776.99          420         714       8.231           75.99
  350,000.00 -   399,999.99     134    49,910,088.09      9.45    372,463.34          420         711       8.276           77.99
  400,000.00 -   449,999.99     108    45,833,717.52      8.68    424,386.27          429         708       8.313           79.18
  450,000.00 -   999,999.99     362   209,972,662.11     39.76    580,034.98          426         714       8.226           77.66
1,000,000.00 - 1,999,999.99      33    39,499,727.54      7.48  1,196,961.44          440         715       7.975           68.03
2,000,000.00 +                    3     6,923,567.66      1.31  2,307,855.89          477         701       8.047           67.72
                          ----------------------------------------------------------------------------------------------------------
Total                          1,405 $528,120,482.73   100.00%   $375,886.46          423         712       8.216%          76.56%


As of the Cut-off Date, the average Current Balance of the Group II Loans was approximately $375,886.










--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 77 of 88
--------------------------------------------------------------------------------


                                MORTGAGE LOAN PRINCIPAL BALANCES AT ORIGINATION

                                                                                 Wtd. Avg.
                                      Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Range of Principal         Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Balances at                 Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Origination ($)              Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
   50,000.00 -    99,999.99       25    1,998,207.66         0.38     79,928.31       379         713       7.945           74.49
  100,000.00 -   149,999.99       89   11,445,063.10         2.17    128,596.21       416         710       8.042           74.50
  150,000.00 -   499,999.99    1,000  309,173,066.64        58.54    309,173.07       419         712       8.243           77.69
  500,000.00 -   549,999.99       84   44,012,787.44         8.33    523,961.76       418         709       8.257           77.64
  550,000.00 -   599,999.99       42   24,218,279.35         4.59    576,625.70       437         709       8.408           80.20
  600,000.00 -   649,999.99       49   30,725,358.02         5.82    627,048.12       428         716       8.185           79.85
  650,000.00 -   699,999.99       29   19,482,547.47         3.69    671,811.98       432         713       8.188           71.37
  700,000.00 -   749,999.99       15   10,859,397.47         2.06    723,959.83       414         722       8.140           71.79
  750,000.00 -   999,999.99       37   30,787,630.40         5.83    832,098.12       430         722       8.211           75.43
1,000,000.00 - 1,999,999.99       32   38,494,577.52         7.29  1,202,955.55       439         715       7.986           68.51
2,000,000.00 +                     3    6,923,567.66         1.31  2,307,855.89       477         701       8.047           67.72
                          ----------------------------------------------------------------------------------------------------------
Total                          1,405 $528,120,482.73      100.00%   $375,886.46       423         712       8.216%          76.56%


As of the Cut-off Date, the average Original Balance of the Group II Loans was approximately $373,566.




--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 78 of 88
--------------------------------------------------------------------------------



                                 ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                       Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                         Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Original Term to          Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Maturity (Months)          Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
360                          683     236,834,910.04      44.84     346,756.82       357         714         8.116         76.49
480                          722     291,285,572.69      55.16     403,442.62       477         711         8.296         76.61
                          ----------------------------------------------------------------------------------------------------------
Total                      1,405    $528,120,482.73    100.00%    $375,886.46       423         712         8.216%        76.56%


As of the Cut-off Date, the weighted average Original Term to Maturity of the Group II Loans was approximately 426 months.


                                REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                       Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                         Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Remaining Term to         Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Maturity (Months)          Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
 300 -  359                  683    236,834,910.04      44.84      346,756.82       357         714        8.116           76.49
 360 +                       722    291,285,572.69      55.16      403,442.62       477         711        8.296           76.61
                          ----------------------------------------------------------------------------------------------------------
Total                       1,405  $528,120,482.73     100.00%    $375,886.46       423         712        8.216%          76.56%


As of the Cut-off Date, the weighted average Remaining Term to Maturity of the Group II Loans was approximately 423 months.

                                                  MORTGAGE LOAN PROPERTY TYPES


                                                                                 Wtd. Avg.
                                      Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                        Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
                         Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Property Type             Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
Single Family              822    308,652,572.96       58.44    375,489.75          424         708       8.190           75.74
2-4 Family                  79     33,638,888.92        6.37    425,808.72          419         714       8.313           73.40
CO-OP                        2      1,213,170.99        0.23    606,585.50          478         770       7.991           80.93
Condominium                200     62,928,365.96       11.92    314,641.83          417         730       8.314           77.94
PUD                        302    121,687,483.90       23.04    402,938.69          425         714       8.206           78.75
                           --------------------------------------------------------------------------------------------------------
Total                     1,405  $528,120,482.73      100.00%  $375,886.46          423         712       8.216%          76.56%





--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 79 of 88
--------------------------------------------------------------------------------


                                                  MORTGAGE LOAN OCCUPANCY TYPES

                                                                                 Wtd. Avg.
                                       Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                         Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
                          Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Occupancy Type             Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
Investor                     301     90,145,655.19      17.07     299,487.23          415         723       8.315           74.20
Owner Occupied               990    401,072,364.69      75.94     405,123.60          426         709       8.201           76.78
Second Home                  114     36,902,462.85       6.99     323,705.81          414         725       8.135           79.93
                           ---------------------------------------------------------------------------------------------------------
Total                      1,405   $528,120,482.73     100.00%   $375,886.46          423         712       8.216%          76.56%



                                                         MORTGAGE LOAN PURPOSE

                                                                                  Wtd. Avg.
                                        Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                          Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
                           Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Loan Purpose                Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
Cash Out Refinance            828    314,173,297.57      59.49     379,436.35        421         710        8.145           73.03
Purchase                      368    134,900,133.66      25.54     366,576.45        424         719        8.286           83.38
Rate/Term Refinance           209     79,047,051.50      14.97     378,215.56        431         712        8.376           78.94
                          ----------------------------------------------------------------------------------------------------------
Total                       1,405   $528,120,482.73     100.00%   $375,886.46        423         712        8.216%          76.56%



                                           MORTGAGE LOAN DOCUMENTATION PROGRAMS

                                                                                 Wtd. Avg.
                                       Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
                         Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Documentation             Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Programs                   Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
Full/Alternative            228     74,783,060.58        14.16    327,995.88          426         711       8.176           82.05
Limited                     284    115,746,709.15        21.92    407,558.84          399         715       8.187           77.24
Stated Income               699    275,094,781.95        52.09    393,554.77          433         715       8.250           76.95
Stated/Stated               194     62,495,931.05        11.83    322,143.97          423         701       8.164           67.02
                          ----------------------------------------------------------------------------------------------------------
Total                     1,405   $528,120,482.73       100.00%  $375,886.46          423         712       8.216%          76.56%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 80 of 88
--------------------------------------------------------------------------------


                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
Range of                                Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Original                 Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Loan-To-Value             Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Ratios (%)                 Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
  0.00 - 50.00                  52   15,886,005.44      3.01      305,500.10          422         723       8.121           40.24
50.01 - 55.00                   23   10,044,995.05      1.90      436,738.92          452         734       7.933           53.26
55.01 - 60.00                   39   14,472,804.56      2.74      371,097.55          442         717       7.870           57.77
60.01 - 65.00                   64   28,133,421.08      5.33      439,584.70          421         703       8.023           63.49
65.01 - 70.00                  108   45,718,633.43      8.66      423,320.68          423         698       8.161           68.42
70.01 - 75.00                  242   94,250,522.34     17.85      389,464.97          422         707       8.190           74.14
75.01 - 80.00                  571  214,580,099.38     40.63      375,797.02          417         717       8.072           79.62
80.01 - 85.00                   22    6,343,460.96      1.20      288,339.13          425         712       8.448           83.62
85.01 - 90.00                  248   86,659,075.38     16.41      349,431.76          436         715       8.753           89.61
90.01 - 95.00                   33   11,112,283.02      2.10      336,735.85          423         695       8.393           94.47
95.01 +                          3      919,182.09      0.17      306,394.03          452         737       8.684           97.56
                          ---------------------------------------------------------------------------------------------------------
Total                        1,405 $528,120,482.73    100.00%    $375,886.46          423         712       8.216%          76.56%


As of the Cut-off Date, the weighted average Original Loan-to-Value Ratio of the Group II Loans was approximately 76.56%.























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 81 of 88
--------------------------------------------------------------------------------



                    COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

Range of                                                                         Wtd. Avg.
Original                               Aggregate                    Average      Remaining   Wtd. Avg.   Wtd. Avg.     Wtd. Avg.
Combined                 Number of      Principal    Percent of    Principal      Term to       FICO      Current       Original
Loan-To-Value             Mortgage      Balance       Mortgage      Balance      Maturity      Credit     Mortgage   Loan-To-Value
Ratios (%)                 Loans      Outstanding       Pool      Outstanding    (Months)      Score        Rate         Ratio
    0.00 - 50.00              51     15,616,335.80      2.96      306,202.66          421         724       8.123           40.30
  50.01 -   55.00             22      7,390,926.64      1.40      335,951.21          443         723       7.976           53.09
  55.01 -   60.00             37     12,463,900.74      2.36      336,862.18          445         717       7.897           57.74
  60.01 -   65.00             65     30,096,229.93      5.70      463,018.92          425         707       7.992           62.83
  65.01 -   70.00            103     43,397,453.20      8.22      421,334.50          425         697       8.154           68.35
  70.01 -   75.00            226     85,511,244.97     16.19      378,368.34          422         705       8.169           74.12
  75.01 -   80.00            467    167,366,605.76     31.69      358,386.74          420         719       8.040           79.17
  80.01 -   85.00             26      8,273,334.70      1.57      318,205.18          424         716       8.455           82.06
  85.01 -   90.00            370    144,855,381.88     27.43      391,501.03          424         714       8.529           85.20
  90.01 -   95.00             35     12,229,887.02      2.32      349,425.34          428         694       8.391           92.81
  95.01 -  100.00              3        919,182.09      0.17      306,394.03          452         737       8.684           97.56
                           ---------------------------------------------------------------------------------------------------------
Total                      1,405   $528,120,482.73    100.00%    $375,886.46          423         712       8.216%          76.56%


As of the Cut-off Date, the weighted average Combined Original Loan-to-Value Ratio of the Group II Loans was approximately 78.00%.























--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 82 of 88
--------------------------------------------------------------------------------


                                  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Geographic                Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Distribution                Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
Alabama                          3      744,643.30        0.14    248,214.43          431         702       8.342            82.37
Alaska                           2    1,119,077.11        0.21    559,538.56          478         717       7.722            82.09
Arizona                         70   21,859,687.90        4.14    312,281.26          406         722       8.302            78.14
California                     561  249,119,756.09       47.17    444,063.74          429         711       8.251            75.80
Colorado                        14    4,549,087.06        0.86    324,934.79          429         732       8.448            77.56
Connecticut                      9    2,642,406.22        0.50    293,600.69          399         696       8.019            79.65
Delaware                         1      133,000.00        0.03    133,000.00          358         796       8.528            95.00
District of Columbia             6    2,347,488.15        0.44    391,248.03          393         700       8.061            72.59
Florida                        269   88,053,999.99       16.67    327,338.29          424         712       8.286            76.80
Georgia                          8    1,714,696.29        0.32    214,337.04          406         708       7.838            80.61
Hawaii                          12    7,396,962.70        1.40    616,413.56          438         719       7.510            70.70
Idaho                            1      208,422.57        0.04    208,422.57          357         720       8.758            90.00
Illinois                        47   13,749,779.86        2.60    292,548.51          401         718       8.147            78.82
Indiana                          3      832,538.19        0.16    277,512.73          426         640       7.961            85.98
Kentucky                         1      105,593.06        0.02    105,593.06          358         800       7.927            63.38
Louisiana                        1      386,957.08        0.07    386,957.08          477         811       8.197            90.00
Maryland                        48   15,128,921.64        2.86    315,185.87          416         718       8.005            75.28
Massachusetts                   14    6,494,527.20        1.23    463,894.80          442         695       7.995            69.38
Michigan                        12    2,011,034.65        0.38    167,586.22          372         708       7.990            80.32
Minnesota                        9    2,175,570.10        0.41    241,730.01          415         721       8.318            74.56
Missouri                         4      946,502.51        0.18    236,625.63          376         732       6.243            80.62
Montana                          1      323,635.70        0.06    323,635.70          477         759       7.727            44.14
Nevada                          40   11,437,187.39        2.17    285,929.68          429         698       8.268            81.37
New Jersey                      13    6,109,058.30        1.16    469,927.56          379         694       7.866            71.72
New Mexico                       3      845,405.45        0.16    281,801.82          379         723       8.578            83.11
New York                        32   16,886,451.50        3.20    527,701.61          399         716       8.202            74.22
North Carolina                  11    3,439,290.06        0.65    312,662.73          413         703       7.765            85.31
Ohio                             4      383,500.71        0.07     95,875.18          358         706       5.300            81.50
Oregon                          24    7,150,433.24        1.35    297,934.72          419         729       8.117            80.44
Pennsylvania                    14    3,695,828.62        0.70    263,987.76          415         706       7.754            77.29
Rhode Island                     5    1,404,674.87        0.27    280,934.97          450         688       8.506            74.36
South Carolina                   6    2,320,893.68        0.44    386,815.61          412         711       8.170            64.53
South Dakota                     1      180,030.02        0.03    180,030.02          357         771       8.328            94.99
Tennessee                        5      872,229.30        0.17    174,445.86          420         690       7.811            80.40
Texas                            7    1,274,776.16        0.24    182,110.88          387         714       7.935            80.41
Utah                            13    3,466,482.23        0.66    266,652.48          384         733       8.356            72.15


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 83 of 88
--------------------------------------------------------------------------------



                           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS (CONT.)

Virginia                        70     26,771,488.14        5.07    382,449.83          419         719       8.268           79.94
Washington                      56     18,539,267.52        3.51    331,058.35          444         722       8.336           80.34
Wisconsin                        4      1,208,440.88        0.23    302,110.22          459         668       8.291           73.90
Wyoming                          1         90,757.29        0.02     90,757.29          357         708       7.658           80.00
                          ---------------------------------------------------------------------------------------------------------
Total                         1,405  $528,120,482.73      100.00%  $375,886.46          423         712       8.216%          76.56%



                                    CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                Wtd. Avg.
                                         Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                 Number of        Principal    Percent of   Principal      Term to       FICO      Current       Original
Current                  Mortgage         Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)          Loans        Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
0.000 - 5.499                    7      2,061,295.53        0.39    294,470.79        357         721       1.859            80.67
6.500 - 6.999                    2        274,873.84        0.05    137,436.92        358         672       6.962            72.89
7.000 - 7.499                   81     37,535,906.11        7.11    463,406.25        407         715       7.328            72.84
7.500 - 7.999                  291    107,024,747.17       20.27    367,782.64        425         713       7.776            73.70
8.000 - 8.499                  618    227,871,127.98       43.15    368,723.51        419         713       8.230            75.15
8.500 - 8.999                  298    112,545,416.75       21.31    377,669.18        431         709       8.642            78.83
9.000 - 9.499                  105     39,007,317.28        7.39    371,498.26        442         718       9.247            88.85
9.500 +                          3      1,799,798.07        0.34    599,932.69        477         684       9.512            90.00
                           --------------------------------------------------------------------------------------------------------
Total                         1,405  $528,120,482.73      100.00%  $375,886.46        423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Current Mortgage Rate of the Group II Loans was approximately 8.216%.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 84 of 88
--------------------------------------------------------------------------------



                                    MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                  Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Maximum                   Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)           Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
9.500 - 9.999                 962     381,681,495.01      72.27    396,758.31         420         709       8.056            74.39
10.000 - 10.499               236      69,952,044.68      13.25    296,406.97         424         723       8.308            73.87
10.500 - 10.999               207      76,486,943.04      14.48    369,502.14         441         718       8.925            89.86
                          ----------------------------------------------------------------------------------------------------------
Total                       1,405    $528,120,482.73     100.00%  $375,886.46         423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group II Loans was approximately 10.092%.

                                    MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Range of                  Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Minimum                   Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Rate (%)           Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
2.000 - 2.499                   27      9,716,784.86        1.84    359,880.92       389         712       7.178            71.51
2.500 - 2.999                  179     72,658,953.83       13.76    405,915.94       414         715       7.548            73.58
3.000 - 3.499                  530    193,644,354.01       36.67    365,366.71       415         711       8.061            75.07
3.500 - 3.999                  482    179,703,060.14       34.03    372,827.93       437         712       8.381            75.60
4.000 +                        187     72,397,329.89       13.71    387,151.50       426         715       9.027            86.58
                          ----------------------------------------------------------------------------------------------------------
Total                        1,405   $528,120,482.73      100.00%  $375,886.46       423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Group II Loans was approximately 3.463%.

                                               INDEX TYPE OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
                          Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Index Type                  Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
MTA                          1,405    528,120,482.73     100.00    375,886.46        423        712        8.216           76.56
                          ----------------------------------------------------------------------------------------------------------
Total                        1,405   $528,120,482.73     100.00%  $375,886.46        423        712        8.216%          76.56%



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 85 of 88
--------------------------------------------------------------------------------


                                             GROSS MARGINS OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Range of                  Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Gross Margins (%)           Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
2.000 - 2.499                 28     10,168,055.91        1.93    363,144.85          393         712       7.177            72.11
2.500 - 2.999                179     72,658,953.83       13.76    405,915.94          414         715       7.548            73.58
3.000 - 3.499                528    192,851,028.07       36.52    365,248.16          415         711       8.063            75.02
3.500 - 3.999                484    180,487,975.11       34.18    372,909.04          437         712       8.382            75.66
4.000 +                      186     71,954,469.81       13.62    386,851.99          426         716       9.028            86.56
                          ---------------------------------------------------------------------------------------------------------
Total                      1,405   $528,120,482.73     100.00%   $375,886.46          423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Gross Margin of the Group II Loans was approximately 3.462%.

                                RATE ADJUSTMENT FREQUENCY OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Rate of Adjustment        Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Frequency (Months)          Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
1                           1,405     528,120,482.73     100.00    375,886.46       423         712       8.216            76.56
                          ----------------------------------------------------------------------------------------------------------
Total                       1,405    $528,120,482.73     100.00%  $375,886.46       423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Rate Adjustment Frequency of the Group II Loans was approximately 1.

                            MONTHS TO NEXT RATE ADJUSTMENT OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Months to                 Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Next Rate                 Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Adjustment                  Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
1                           1,405     528,120,482.73     100.00    375,886.46       423         712       8.216            76.56
                          ----------------------------------------------------------------------------------------------------------
Total                       1,405    $528,120,482.73     100.00%  $375,886.46       423         712       8.216%           76.56%



As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Group II Loans was approximately 1.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 86 of 88
--------------------------------------------------------------------------------


                         MONTHS TO NEXT PAYMENT ADJUSTMENT OF THE MORTGAGE LOANS

                                                                                Wtd. Avg.
                                       Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Months to                Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Next Payment             Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Adjustment                 Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
1                               7    2,161,231.12        0.41    308,747.30          353         708       7.781            80.94
2                               1    1,223,417.74        0.23  1,223,417.74          350         704       7.250            72.73
3                               2      363,333.79        0.07    181,666.90          351         683       8.250            84.91
4                               4    1,151,274.18        0.22    287,818.55          352         699       8.249            83.18
5                               3    2,126,112.22        0.40    708,704.07          353         681       8.507            67.33
6                               2      815,971.12        0.15    407,985.56          354         737       7.973            73.89
7                              47   16,532,200.01        3.13    351,748.94          393         715       8.377            79.14
8                              68   28,806,548.63        5.45    423,625.72          400         720       8.259            76.58
9                             566  211,995,210.81       40.14    374,549.84          422         713       8.232            76.92
10                            704  262,846,770.91       49.77    373,361.89          432         711       8.194            76.12
12                              1       98,412.20        0.02     98,412.20          348         660       8.250            80.00
                          --------------------------------------------------------------------------------------------------------
Total                       1,405 $528,120,482.73     100.00%   $375,886.46          423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Months to Next Payment Adjustment of the Group II Loans was approximately 9.

                                       FICO CREDIT SCORES OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
FICO                                    Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
Credit Scores             Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
of the                    Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Mortgage Loans              Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
 600 -  624                    9      2,794,685.99        0.53    310,520.67          435         622       8.097            79.60
 625 -  649                   89     30,808,271.26        5.83    346,160.35          438         637       7.981            71.58
 650 -  674                  200     75,764,069.99       14.35    378,820.35          424         665       8.213            76.72
 675 -  699                  296    111,377,686.06       21.09    376,275.97          421         687       8.307            77.84
 700 +                       811    307,375,769.43       58.20    379,008.35          423         742       8.208            76.53
                          ----------------------------------------------------------------------------------------------------------
Total                      1,405   $528,120,482.73     100.00%   $375,886.46          423         712       8.216%           76.56%


As of the Cut-off Date, the weighted average Fico Credit Score of the Group II Loans was approximately 712.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 87 of 88
--------------------------------------------------------------------------------


                               NEGATIVE AMORTIZATION LIMIT OF THE MORTGAGE LOANS

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Negative Amortization     Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Limit (%)                   Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
110                          277    102,796,342.68       19.46    371,105.93          408         714       8.273            77.67
115                          269    107,115,649.17       20.28    398,199.44          405         717       8.152            76.51
125                          855    317,080,167.42       60.04    370,854.00          435         710       8.221            76.20
N/A                            4      1,128,323.46        0.21    282,080.87          357         742       7.465            80.46
                          ---------------------------------------------------------------------------------------------------------
Total                      1,405    $528,120,482.73     100.00%  $375,886.46          423         712       8.216%           76.56%

As of the Cut-off Date, the weighted average Negative Amortization Limit of the Group II Loans was approximately 120%.


                                               PREPAYMENT PENALTY TERM (MONTHS)

                                                                                 Wtd. Avg.
                                        Aggregate                   Average      Remaining   Wtd. Avg.   Wtd. Avg.      Wtd. Avg.
                          Number of      Principal    Percent of   Principal      Term to       FICO      Current       Original
Prepayment Penalty        Mortgage       Balance       Mortgage     Balance      Maturity      Credit     Mortgage    Loan-To-Value
Term (Months)               Loans      Outstanding       Pool     Outstanding    (Months)      Score        Rate          Ratio
No PP                         211     79,911,763.40       15.13    378,728.74          413         721       8.035            76.51
12MPP                         384    162,606,360.34       30.79    423,454.06          425         718       8.184            76.59
24MPP                         114     45,229,034.67        8.56    396,745.92          432         710       8.012            75.61
36MPP                          696    240,373,324.32      45.51    345,363.97          424         707       8.335            76.73
                          ----------------------------------------------------------------------------------------------------------
Total                        1,405   $528,120,482.73     100.00%  $375,886.46          423         712       8.216%           76.56%










--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Luminent Mortgage Trust 2006-7
Page 88 of 88
--------------------------------------------------------------------------------


                               Contact Information


                         Bear Stearns' Trading Contacts

Name:                           Telephone:                  E-Mail:

Michael Nierenberg              (212) 272-4916              mnierenberg@bear.com
Senior Managing Director

Paul Van Lingen                 (212) 272-5451              pvanlingen@bear.com
Senior Managing Director

Mark Michael                    (212) 272-5451              mmichael@bear.com
Managing Director

Carol Fuller                    (212) 272-4955              cfuller@bear.com
Senior Managing Director

Angela Ward                     (212) 272-4955              adward@bear.com
Associate Director


                                 Bear Stearns' Banking Contacts

Name:                           Telephone:                  E-Mail:

Kyriacos Kyriacou               (212) 272-2507              kkyriacou@bear.com
Managing Director

Josephine Musso                 (212) 272-6033              jmusso@bear.com
Managing Director

Nicholas Smith                  (212) 272-1241              nesmith@bear.com
Vice-President

Jacquelyn Amato                 (212) 272-9529              jamato@bear.com
Analyst / Collateral



                                     Rating Agency Contacts

Name:                   Telephone:            E-Mail:

Joanna Su               (212) 908-0656        Joanna.su@fitchratings.com
Fitch

Todd Swanson            (415) 274-1714        todd.swanson@moodys.com
Moody's

George Kimmel           (212) 438-1575        George_kimmel@standardandpoors.com
Standard and Poor's


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' statement regarding Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.